SIT MUTUAL FUNDS

                                  STOCK FUNDS
                                 ANNUAL REPORT

                            YEAR ENDED JUNE 30, 2000


                           A FAMILY OF NO-LOAD FUNDS
                           -------------------------

                                 BALANCED FUND
                             LARGE CAP GROWTH FUND
                              REGIONAL GROWTH FUND
                              MID CAP GROWTH FUND
                           INTERNATIONAL GROWTH FUND
                             SMALL CAP GROWTH FUND
                       SCIENCE AND TECHNOLOGY GROWTH FUND
                         DEVELOPING MARKETS GROWTH FUND


                        [LOGO] SIT INVESTMENT ASSOCIATES
                        --------------------------------
                                SIT MUTUAL FUNDS

                                SIT MUTUAL FUNDS
                            STOCK FUNDS ANNUAL REPORT
                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

A Look at Sit Mutual Funds                                                    2

Chairman's Letter                                                             4

Performance Review                                                            6

FUND REVIEWS AND PORTFOLIOS OF INVESTMENTS

            Balanced Fund                                                     8

            Large Cap Growth Fund                                            14

            Regional Growth Fund                                             18

            Mid Cap Growth Fund                                              22

            International Growth Fund                                        26

            Small Cap Growth Fund                                            32

            Science and Technology Growth Fund                               36

            Developing Markets Growth Fund                                   40

Notes to Portfolios of Investments                                           44

Statements of Assets and Liabilities                                         46

Statements of Operations                                                     48

Statements of Changes in Net Assets                                          50

Notes to Financial Statements                                                54

Financial Highlights                                                         59

Independent Auditors' Report                                                 67

Federal Income Tax Information                                               68

SIT MUTUAL FUNDS


                         A LOOK AT THE SIT MUTUAL FUNDS

         Sit Mutual funds are managed by Sit Investment Associates, Inc. Sit Investment Associates was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment Associates currently manages approximately $10 billion for some of America's largest corporations, foundations and endowments.

         Sit Mutual Funds are NO-LOAD funds. NO-LOAD means that Sit Mutual Funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees, no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

         Sit Mutual Funds offer:

         * Free telephone exchange
         * Dollar-cost averaging through an automatic investment plan
         * Electronic transfer for purchases and redemptions
         * Free checkwriting privileges on bond funds
         * Retirement accounts including IRAs and 401(k) plans


                              SIT FAMILY OF FUNDS

                                    [GRAPH]

STABILITY:           INCOME:             GROWTH:            HIGH GROWTH:
SAFETY OF PRINCIPAL  INCREASED INCOME    LONG-TERM CAPITAL  LONG-TERM CAPITAL
AND CURRENT INCOME                       APPRECIATION AND   APPRECIATION
                                         INCOME

MONEY MARKET         U.S. GOVERNMENT     BALANCED           MID CAP GROWTH
                      SECURITIES         LARGE CAP GROWTH   INTERNATIONAL GROWTH
                     TAX-FREE INCOME     REGIONAL GROWTH    SMALL CAP GROWTH
                     MINNESOTA TAX-FREE                     SCIENCE AND
                      INCOME                                 TECHNOLOGY GROWTH
                     BOND                                   DEVELOPING MARKETS
                                                             GROWTH


          PRINCIPAL STABILITY                      GROWTH
          & CURRENT INCOME                         POTENTIAL

Directors:
                        Eugene C. Sit, CFA
                        Peter L. Mitchelson, CFA
                        William E. Frenzel
                        John E. Hulse
                        Sidney L. Jones
                        Donald W. Phillips


Director Emeritus:
                        Melvin C. Bahle

Stock Funds Officers:
                        Eugene C. Sit, CFA            Chairman
                        Peter L. Mitchelson, CFA      Vice Chairman
                        Roger J. Sit                  Executive Vice President
                        Erik S. Anderson, CFA         Vice President - Investments
                        Ronald D. Sit, CFA            Vice President - Investments
                        Bryce A. Doty, CFA(1)         Vice President - Investments
                        Robert W. Sit (2)             Vice President - Investments
                        John T. Groton, Jr., CFA (3)  Vice President - Investments
                        Paul E. Rasmussen             Vice President & Treasurer
                        Michael P. Eckert             Vice President - Institutional Client Group
                        Shelley H. Shutes             Vice President - Shareholder Services
                        Michael J. Radmer             Secretary
                        Debra A. Sit, CFA             Assistant Treasurer
                        Carla J. Rose                 Assistant Secretary


(1)  Sit Balanced Fund only.
(2)  Sit Science and Technology Growth Fund only.
(3)  Sit Regional Growth Fund only.

[PHOTO]  SIT MUTUAL FUNDS
         YEAR ENDED JUNE 30, 2000
         -----------------------------------------------------------------------
         CHAIRMAN'S LETTER


Dear Fellow Shareholders:

Despite significant volatility in the equity markets over the past year, most domestic indices posted solid gains for the period. Although rising interest rates pressured fixed income markets, recent signs of a moderating U.S economy may suggest that the worst is over for bond investors.

ECONOMIC OVERVIEW
The U.S economy continues to perform remarkably well as June represented the 111th month of the current economic expansion. The economy, as measured by Gross Domestic Product (GDP), has grown at an average annualized rate of +6.2% over the last three quarters that have been reported, although we forecast a deceleration for the most recent (June) quarter. The economy finally appears to have slowed down modestly from the torrid pace of the past few quarters, primarily due to the cumulative impact of rising interest rates, higher energy prices, and a moderating "wealth effect." Despite evidence of slowing consumer spending and residential spending, we believe that the fundamentals of the economy remain quite strong. The unemployment rate remains at a very low 4%, personal income gains remain healthy, and consumer confidence remains high. Furthermore, in recent years, second quarter slowdowns have been followed by third quarter recoveries, which we believe will be the case again this year. Specifically, many observers have pointed to sharp contractions in retail sales as a sign of softness in the economy. However, we have studied historical retail sales patterns and have concluded that weakness in sales has frequently been followed by equally strong rebounds. Easing energy prices, growing export orders, and a recovery in government spending are a formula for continued strength in economic activity. Although we project a slowdown in second quarter GDP (to +3.5%), we believe economic growth will exceed +4% in the second half of the year.

The inflation outlook remains mixed, as some recent relief in commodity prices (energy and grains) is being offset with ongoing concerns about labor costs. The monthly increase in the June CPI rose sharply by +0.6%, although the "core" rate
- excluding food and energy--rose a more modest +0.2%. The widely followed National Association of Purchasing Managers Prices Paid Index fell to 61.2, down from a peak of 80.0 earlier in the year. Labor, however, continues to be in tight supply, as evidenced by the July employment report. The civilian unemployment rate fell from 4.1% to 4.0%, and average hourly earnings rose +3.6% compared to last year.

Overall, we continue to see favorable economic trends over the near- to intermediate-term. Economic growth has dropped off in the second quarter, which is a favorable development in forestalling further Federal Reserve interest rate increases. Inflation pressures persist but they should not worsen as energy prices appear to be leveling out, manufacturing activity is beginning to moderate, and corporations continue to invest heavily in productivity-enhancing technology. We expect one final 25 basis point increase in the federal funds rate by the Federal Reserve at the upcoming August FOMC meeting. We do not expect significant movement in market interest rates over the intermediate term, consistent with our projection for continued strength in the economy and a moderate level of inflation.

In terms of fiscal policy, the outlook appears quite positive, as both near-term and long-term budget surplus forecasts were raised during the past month. Most private forecasters project the fiscal 2000 surplus at $225 billion, and we believe it could be higher. The strong economy, low unemployment, and large capital gains taxes generated by the strong stock market are some of the factors that are driving total receipts, which have grown +11.2% over the past nine months. Meanwhile, expenditures have been growing at half that rate (i.e., +5.6%) due, in part, to decreasing interest payments on the national debt. Accounting for 13% of total outlays, interest payments decreased -1.7% on a year-over-year basis and should continue on a downward path with further debt buybacks and contained interest rates.

Importantly, while growth in the United States may have slowed somewhat, the global economic expansion is going strong. The outlook for growth in Europe remains particularly robust, supported by recent data on employment, capacity utilization, and strong export growth. The European Central Bank has forecasted that the economy will exceed its +3.0% targeted growth rate this year and next, up from +2.4% in 1999. Asian economies continue to rebound from the downturn of two years ago, and we expect intra-regional trade and investment to fuel further growth in the region. While we are more cautious on the outlook for many Latin American markets, we believe the victory of Vicente Fox Quesada as president bodes well for the future of Mexico.

EQUITY STRATEGY SUMMARY
Despite a modest setback in the second quarter, all major domestic stock indices posted positive returns over the last twelve months. Once again, there were significant performance variations across capitalizations (smaller stocks did better than large), styles (growth outperformed value) and sectors (technology outperformed everything). The strength in technology stocks over the past year is particularly striking; we estimate that the electronic technology sector within the S&P 500 Index outperformed the overall index by nearly 55 percentage points. Equity returns for the Sit Mutual Funds clearly benefited from a strong commitment to the technology sector and, despite a higher valuation level for the sector, we believe an overweighted position is still appropriate. We continue to believe that we are in the early stages of a broad-based, technological advance for our economy that is providing attractive investment opportunities across a wide variety of emerging growth industries within the Internet, telecommunications, and biotechnology.

Although we project a slowdown in the U.S. economy from the unsustainable pace of the last few quarters, we believe the economic environment will remain strong enough to support healthy profit growth for the overall market. Importantly, however, we expect some deceleration in the rate of earnings growth for the S&P 500 Index to occur throughout the year. This has historically provided a positive backdrop for growth stocks relative to value issues, as investors tend to be more willing to "pay up" for predictable earnings growth as overall profits moderate. Therefore, our position in equity portfolio structuring is to remain committed to the fastest earnings growth sectors of the economy (particularly health care and technology) in spite of periodic bouts of volatility associated with them. We have also become more upbeat on the financial sector, largely based on industry consolidation activity and prospects for more positive investor sentiment in a more benign interest rate environment.

Stock market volatility has remained high and has been at unprecedented levels among the NASDAQ indices. First half 2000 volatility for the NASDAQ 100 Index greatly exceeded that experienced in the second half of 1987, which included the October 1987 stock market crash. Market volatility is rising due to the growing number of retail investors involved in short-term trading and high turnover practices, and increased use of "momentum" strategies by institutional investors. In addition, the narrow number of industry groups that are outperforming their related broad market indices and the continuing high representation of more volatile technology and health care stocks among the favored few sectors are the principal reasons for the sustained high volatility. Our view is that the fundamental outlook for technology and other high growth sectors remains strong and that volatility and market "corrections" that inevitably occur within these sectors from time to time serve to create investment opportunities.

Our view toward the international equity markets is positive despite current cyclical interest rate pressures. Economic activity continues to expand and corporate profit growth is strong, particularly in Europe, and we recently raised our targeted allocation to the region based on improving growth prospects. In Asia, the northern region is growing briskly, bolstered by robust export sectors, and there are positive signs that Japan's economy is beginning to revive. Although we continue to maintain only a modest exposure in Latin America because of financial market volatility, we have increased our weighting in Mexico. We believe that the recent election outcome increases the likelihood of Mexico's strengthening participation in the global economy, increased corporate profit growth, and domestic deregulation of key industries.

With best wishes,


/s/ Eugene C. Sit
Eugene C. Sit, CFA
Chairman and Chief Investment Officer

Sit Mutual Funds
YEAR ENDED JUNE 30, 2000
--------------------------------------------------------------------------------
PERFORMANCE SUMMARY - STOCK FUNDS

   Domestic equity markets generated solid results over the past 12 months, although market volatility and rising interest rates posed challenges along the way. In sharp contrast to previous years, small capitalization stocks turned in strong performance relative to larger capitalization issues. The +14.3% return for the Russell 2000 Index was almost twice the return of +7.3% for the S&P 500 Index. Medium capitalization indices also fared well, as evidenced by the +17.0% return for the S&P 400 Mid Cap Index. While some of the strong relative performance could be related to attractive valuation levels, much of the gain can be attributed to investor enthusiasm for smaller growth companies focused in the most dynamic areas within the new economy.
   Growth stocks outperformed value stocks by a wide margin during the past twelve months. The Russell 1000 Growth Index increased +25.7%, while the Russell 1000 Value Index fell -8.9%. This trend was also evident in small capitalization indices, as the Russell 2000 Growth Index rose +28.4%, compared to the -0.9% decline in the Russell 2000 Value Index. The exceptional performance of the technology sector, which is more heavily weighted in growth indices, was a key reason for the performance differential. Over the past twelve months, we estimate the performance of the electronic technology sector within the S&P 500 Index and the Russell 2000 Index rose +62.2% and +96.6%, respectively. The technology-laden NASDAQ OTC Composite Index rose an impressive +47.7% over the period.
   International equity market indices also moved higher over the past twelve months. The MSCI World Index--one of the broadest measures of global equity returns--increased +12.2%. The MSCI Pacific Index (+21.6%) and the MSCI Japan Index (+26.6%) were particularly strong over the period, bolstered by continued evidence of economic recovery in the Asian region. The MSCI Europe Index also moved solidly higher, posting a one-year return of +15.1%.

                                         1988      1989     1990
                                        ---------------------------

SIT BALANCED                               --        --        --
-------------------------------------------------------------------
SIT LARGE CAP GROWTH                     5.33%    32.02%    -2.37%
-------------------------------------------------------------------
SIT REGIONAL GROWTH                        --        --        --
-------------------------------------------------------------------
SIT MID CAP GROWTH(1)                    9.77     35.15     -2.04
-------------------------------------------------------------------
SIT INTERNATIONAL GROWTH(2)                --        --        --
-------------------------------------------------------------------
SIT SMALL CAP GROWTH(1)                    --        --        --
-------------------------------------------------------------------
SIT SCIENCE AND TECHNOLOGY GROWTH(3)       --        --        --
-------------------------------------------------------------------
SIT DEVELOPING MARKETS GROWTH(2)                               --
-------------------------------------------------------------------
S&P 500 INDEX                           16.55     31.61     -3.05
S&P MIDCAP 400 INDEX                    20.87     35.55     -5.12
MSCI EAFE INDEX                            --        --        --
RUSSELL 2000 INDEX                         --        --        --
PSE TECH 100 INDEX                         --        --        --
MSCI EMERGING MARKETS FREE INDEX           --        --        --

                                         NASDAQ
                                         SYMBOL       INCEPTION
                                         ------       ---------

SIT BALANCED                              SIBAX       12/31/93
-------------------------------------------------------------------
SIT LARGE CAP GROWTH                      SNIGX       09/02/82
-------------------------------------------------------------------
SIT REGIONAL GROWTH                       n/a         12/31/97
-------------------------------------------------------------------
SIT MID CAP GROWTH                        NBNGX       09/02/82
-------------------------------------------------------------------
SIT INTERNATIONAL GROWTH                  SNGRX       11/01/91
-------------------------------------------------------------------
SIT SMALL CAP GROWTH                      SSMGX       07/01/94
-------------------------------------------------------------------
SIT SCIENCE AND TECHNOLOGY GROWTH         SISTX       12/31/97
-------------------------------------------------------------------
SIT DEVELOPING MARKETS GROWTH             SDMGX       07/01/94
-------------------------------------------------------------------
S&P 500 INDEX(8)
S&P MIDCAP 400 INDEX(8)
MSCI EAFE INDEX (5)
RUSSELL 2000 INDEX (6)
PSE TECH 100 INDEX
MSCI EMERGING MARKETS FREE INDEX (7)

--------------------------------------------------------------------------------
(1) STOCKS OF SMALL- AND MID-SIZED COMPANIES MAY BE SUBJECT TO MORE ABRUPT OR ERRATIC MARKET MOVEMENTS THAN STOCKS OF LARGER, MORE ESTABLISHED COMPANIES.
(2) INTERNATIONAL INVESTING HAS SPECIAL RISKS, SUCH AS CURRENCY EXCHANGE FLUCTUATIONS, HIGH VOLITILITY, ILLIQUIDITY AND THE POSSIBILITY OF POLITICAL INSTABILITY.
(3) SINCE THE FUND FOCUSES ITS INVESTMENT ON COMPANIES INVOLVED IN THE TECHNOLOGY SECTOR, AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN OTHER MUTUAL FUNDS WITH GREATER DIVERSIFICATION.
(4) PERIOD FROM FUND INCEPTION THROUGH CALENDAR YEAR-END.

                   TOTAL RETURN -- CALENDAR YEAR

                                                                                                  YTD
   1991       1992      1993     1994        1995       1996      1997      1998      1999       2000
--------------------------------------------------------------------------------------------   --------
     --         --        --     -0.33%      25.43%    15.80%    21.73%    21.30%     20.15%     2.78%
-------------------------------------------------------------------------------------------------------
  32.72%      4.94%     3.15%     2.83       31.66     23.05     31.70     30.56      33.41      4.02
-------------------------------------------------------------------------------------------------------
     --         --        --        --          --        --        --     23.05      15.55     -1.34
-------------------------------------------------------------------------------------------------------
  65.50      -2.14      8.55     -0.47       33.64     21.87     17.70      6.84      70.65     13.92
-------------------------------------------------------------------------------------------------------
   4.10(4)    2.69     48.37     -2.99        9.36     10.31      4.81     18.95      50.77    -10.00
-------------------------------------------------------------------------------------------------------
     --         --        --     11.57(4)    52.16     14.97      7.63      1.97     108.63     23.03
-------------------------------------------------------------------------------------------------------
     --         --        --        --          --        --        --     38.40      85.98     29.68
-------------------------------------------------------------------------------------------------------
     --         --        --     -2.02(4)    -4.29     17.27     -5.20    -24.93      82.50     -5.29
-------------------------------------------------------------------------------------------------------
  30.46       7.64     10.07      1.32       37.58     22.96     33.36     28.58      21.04     -0.42
  50.11      11.92     13.95     -3.60       30.94     19.19     32.29     19.11      14.72      8.97
   0.26     -12.17     32.56      7.78       11.21      6.05      1.78     20.00      26.96     -4.06
     --         --        --      4.61       28.45     16.49     22.36     -2.54      21.26      3.04
     --         --        --        --          --        --        --     54.60     116.40     13.31
     --         --        --      2.80       -6.94      3.92    -13.40    -27.52      63.70     -8.97


                                                   AVERAGE ANNUAL TOTAL RETURNS FOR THE
         TOTAL RETURN                                  PERIODS ENDED JUNE 30, 2000
    QUARTER       SIX MONTHS                                                                 SINCE
 ENDED 6/30/00   ENDED 6/30/00          1 YEAR      3 YEARS      5 YEARS      10 YEARS     INCEPTION
-------------------------------        --------------------------------------------------------------
     -2.52%           2.78%              17.28%      17.38%      18.34%         --          16.10%
-----------------------------------------------------------------------------------------------------
     -4.13            4.02               27.75       25.78       26.80       18.27%         17.61
-----------------------------------------------------------------------------------------------------
      0.36           -1.34                6.30          --          --          --          14.51
-----------------------------------------------------------------------------------------------------
     -7.31           13.92               73.01       31.25       28.66       20.32          21.03
-----------------------------------------------------------------------------------------------------
    -14.87          -10.00               33.38       14.44       14.09          --          14.11
-----------------------------------------------------------------------------------------------------
     -2.45           23.03              126.20       40.07       32.31          --          32.84
-----------------------------------------------------------------------------------------------------
     -0.54           29.68              119.17          --          --          --          62.00
-----------------------------------------------------------------------------------------------------
    -12.45           -5.29               34.57        1.03        7.43          --           5.16
-----------------------------------------------------------------------------------------------------
     -2.66           -0.42                7.25       19.67       23.80       17.80          18.50
     -3.30            8.97               16.98       20.34       21.19       18.03          18.77
     -3.96           -4.06               17.16       10.18       11.33          --           9.56
     -3.78            3.04               14.32       10.57       14.27          --          15.15
     -5.21           13.31               83.61          --          --          --          70.46
    -10.79           -8.97                7.66       -7.01       -1.12          --          -1.21

(5) FIGURES ASSUME AN INCEPTION DATE OF 10/31/91.
(6) FIGURES ASSUME AN INCEPTION DATE OF 07/01/94.
(7) FIGURES ASSUME AN INCEPTION DATE OF 06/30/94.
(8) FIGURES ASSUME AN INCEPTION DATE OF 09/02/82.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. HIGH DOUBLE AND TRIPLE DIGIT PERFORMANCE FIGURES ARE ATTRIBUTABLE TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

[PHOTO]  SIT BALANCED FUND
         YEAR ENDED JUNE 30, 2000
         -----------------------------------------------------------------------
         PETER L. MITCHELSON, CFA, SENIOR PORTFOLIO MANAGER
         BRYCE A. DOTY, CFA, SENIOR PORTFOLIO MANAGER

   The Sit Balanced Fund posted strong absolute and relative returns for the year ending June 30, 2000. The Fund's one-year return of +17.3% compared favorably to the Lehman Aggregate Bond Index return of +4.6% and the S&P 500 Index return of +7.3%. The Lipper Balanced Fund Universe return was +4.4% over the same time period. For the 1-year, 3-year, and 5-year periods ending June 30, 2000, the Fund has ranked in the 5th , 8th , and 7th percentiles out of 458, 340, and 237 funds, respectively, within the Lipper Balanced Fund Universe.
   The equity portion of the portfolio posted solid returns over the past 12 months, as investors remained focused on the high growth sectors and themes that are emphasized within the Fund. Although the electronic technology sector was the standout performer over the period, the finance, health technology, and technology services sectors also contributed significantly to the Fund's strong relative returns. The Fund's sector overweights and underweights remain similar to what they have been since the Fund's inception: overweights in high earnings growth sectors and underweights in slower growing and/or more cyclical groups.
   Although fixed income returns have lagged equity returns over the last 12 months, the first half of 2000 has produced improved relative returns for bonds. After rising significantly over the past year, interest rates have recently begun to decline in response to signs of slower domestic economic growth. We expect interest rates to move modestly higher over the intermediate term, with the Federal Reserve perhaps raising interest rates one more time this year at the August FOMC meeting. Since we believe yield spreads will narrow in the coming months, the Fund is maintaining a significant underweight in U.S. Treasuries, with an overweighted position in corporate and mortgage-backed sectors.
   As of June 30, 2000 the asset allocation of the Fund was 54% equities, 36% fixed income securities, and 10% cash and equivalents. We are very pleased with both the short- and long-term record of the Sit Balanced Fund, and we thank shareholders for their interest and participation.


                        INVESTMENT OBJECTIVE AND STRATEGY

      The Sit Balanced Fund's dual objectives are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks, bonds and short-term instruments. The Fund may emphasize either equity securities, fixed-income securities, or short-term instruments or hold equal amounts of each, dependent upon the Adviser's analysis of market, financial and economic conditions.
      The Fund's permissible investment allocation is: 40-60% in equity securities, 40-60% in fixed-income securities, and up to 20% in short-term fixed-income instruments. At all times at least 25% of the fixed-income assets will be invested in fixed-income senior securities.


                                PORTFOLIO SUMMARY

                  Net Asset Value  6/30/00:    $19.18 Per Share
                                   6/30/99:    $17.38 Per Share

                          Total Net Assets:    $19.3 Million

                            TOTAL DIVIDEND:     $1.11 PER SHARE
                    Long-Term Capital Gain:     $0.74 Per Share
                           Ordinary Income:     $0.37 Per Share


                                PORTFOLIO SUMMARY
                             (% OF TOTAL NET ASSETS)

                                   [PIE CHART]

                        Cash & Other Net Assets       10.4%
                        Bonds                         35.4%
                        Equities                      54.2%

                          AVERAGE ANNUAL TOTAL RETURNS*

                        SIT                              LEHMAN
                     BALANCED            S&P            AGGREGATE
                       FUND           500 INDEX        BOND INDEX
                     --------         ---------        ----------

3 Months**             -2.52%           -2.66%            1.74%
1 Year                 17.28             7.25             4.56
3 Years                17.38            19.67             6.04
5 Years                18.34            23.80             6.25
Inception              16.10            21.48             6.05
  (12/31/93)


                            CUMULATIVE TOTAL RETURNS*

                        SIT                              LEHMAN
                     BALANCED            S&P            AGGREGATE
                       FUND           500 INDEX        BOND INDEX
                     --------         ---------        ----------

1 Year                 17.28%            7.25%            4.56%
3 Years                61.71            71.37            19.22
5 Years               132.13           190.82            35.41
Inception             163.98           254.23            46.51
  (12/31/93)


*AS OF 6/30/00                                                 **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN AGGREGATE BOND INDEX AND THE S&P 500 INDEX. LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/31/93) and held until 6/30/00 would have grown to $26,398 in the Fund, $14,651 in the Lehman Aggregate Bond Index or $35,423 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.


                                  TOP HOLDINGS

                 Stocks: * Intel Corp.
                         * Cisco Systems, Inc.
                         * General Electric Co.
                         * Microsoft Corp.
                         * Pfizer, Inc.

                 Bonds:  * U.S. Treasury Note, 6.875%, 5/15/06
                         * U.S. Treasury Strip, 6.43%, 11/15/09
                         * Whirlpool Corp., 9.00%, 3/1/03
                         * Bradley Operating LP, 8.875%, 3/15/06
                         * Advanta Mortgage Loan Trust, 7.75%,
                              10/25/26

                         Total Number of Holdings: 149

SIT BALANCED FUND
---------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000

---------------------------------------------------------------------
QUANTITY         NAME OF ISSUER                    MARKET VALUE($)(1)
---------------------------------------------------------------------
COMMON STOCKS (54.2%) (2)

   COMMERCIAL SERVICES (0.5%)
         2,100   SYSCO Corp.                               $88,463
                                                     --------------
   CONSUMER DURABLES (0.6%)
         3,000   Harley-Davidson, Inc.                     115,500
                                                     --------------
   CONSUMER NON-DURABLES (1.8%)
         1,900   Coca Cola Co.                             109,131
         2,000   Colgate-Palmolive Co.                     119,750
         1,100   Kimberly-Clark Corp.                       63,113
         1,300   PepsiCo, Inc.                              57,769
                                                     --------------
                                                           349,763
                                                     --------------
   CONSUMER SERVICES (3.0%)
         3,000   AT&T Corp. -  Liberty Media Group (3)      72,750
         2,000   Clear Channel Comm., Inc. (3)             150,000
         1,000   General Motors Corp. - Class H             87,750
         2,000   Time Warner, Inc.                         152,000
         2,800   Walt Disney Co.                           108,675
                                                     --------------
                                                           571,175
                                                     --------------
   ELECTRONIC TECHNOLOGY (15.7%)
           600   Agilent Technologies, Inc. (3)             44,250
         1,000   Applied Materials, Inc. (3)                90,625
           150   Brocade Comm. Systems, Inc. (3)            27,523
         9,000   Cisco Systems, Inc. (3)                   572,062
         3,800   EMC Corp. (3)                             292,362
           500   Hewlett-Packard Company                    62,438
         4,300   Intel Corp.                               574,856
         1,000   JDS Uniphase Corp. (3)                    119,875
           200   Juniper Networks, Inc. (3)                 29,113
         1,100   Lexmark International Group, Inc. (3)      73,975
         1,000   Linear Technology Corp.                    63,938
         4,800   Nokia Corp., A.D.R.                       239,700
           800   Nortel Networks Corp.                      54,600
         1,100   QUALCOMM, Inc. (3)                         66,000
         2,300   Sun Microsystems, Inc. (3)                209,156
         2,300   Tellabs, Inc. (3)                         157,406
         2,800   Texas Instruments, Inc.                   192,325
         2,000   Xilinx, Inc. (3)                          165,125
                                                     --------------
                                                         3,035,329
                                                     --------------
   ENERGY MINERALS (1.2%)
         2,900   Anadarko Petroleum Corp.                  143,006
         2,500   EOG Resources, Inc.                        83,750
                                                     --------------
                                                           226,756
                                                     --------------

---------------------------------------------------------------------
QUANTITY         NAME OF ISSUER                    MARKET VALUE($)(1)
---------------------------------------------------------------------
   FINANCE (5.6%)
         1,681   American International Group, Inc.        197,517
         2,700   Chase Manhattan Corp.                     124,369
         2,000   Citigroup, Inc.                           120,500
         2,000   Marsh & McLennan Cos., Inc.               208,875
         2,000   Morgan Stanley Dean Witter & Co.          166,500
         2,700   Wells Fargo Co.                           104,625
         3,100   XL Capital, Ltd.                          167,787
                                                     --------------
                                                         1,090,173
                                                     --------------
   HEALTH SERVICES (0.6%)
         1,400   UnitedHealth Group, Inc.                  120,050
                                                     --------------
   HEALTH TECHNOLOGY (8.6%)
         1,000   American Home Products Corp.               58,750
         4,000   Amgen, Inc. (3)                           281,000
         1,000   Biogen, Inc. (3)                           64,500
         3,000   Bristol-Myers Squibb Co.                  174,750
           500   Eli Lilly and Co.                          49,938
           400   Genentech, Inc. (3)                        68,800
         1,500   MedImmune, Inc. (3)                       111,000
         4,800   Medtronic, Inc.                           239,100
         2,300   Merck & Co., Inc.                         176,237
         7,375   Pfizer, Inc.                              354,000
         1,500   Pharmacia Corp.                            77,531
                                                     --------------
                                                         1,655,606
                                                     --------------
   INDUSTRIAL SERVICES (1.6%)
         2,900   Halliburton Co.                           136,844
           700   Schlumberger, Ltd.                         52,238
         2,200   Transocean Sedco Forex, Inc.              117,562
                                                     --------------
                                                           306,644
                                                     --------------
   PRODUCER MANUFACTURING (3.0%)
         9,000   General Electric Co.                      459,000
         2,700   Tyco International, Ltd.                  127,913
                                                     --------------
                                                           586,913
                                                     --------------
   RETAIL TRADE (2.5%)
         3,000   Home Depot, Inc.                          149,812
         1,800   Kohl's Corp. (3)                          100,125
         2,300   Target Corp.                              133,400
         3,000   Walgreen Co.                               96,562
                                                     --------------
                                                           479,899
                                                     --------------
   TECHNOLOGY SERVICES (6.0%)
         2,400   America Online, Inc. (3)                  126,600
         5,000   Ceridian Corp. (3)                        120,312
         1,400   Computer Sciences Corp. (3)               104,562
           800   Inktomi Corp. (3)                          94,600
         5,500   Microsoft Corp. (3)                       440,000
         3,000   Oracle Corp. (3)                          252,187
           250   VERITAS Software Corp. (3)                 28,254
                                                     --------------
                                                         1,166,515
                                                     --------------

---------------------------------------------------------------------
QUANTITY/PAR($)  NAME OF ISSUER                    MARKET VALUE($)(1)
---------------------------------------------------------------------
   UTILITIES (3.5%)
           600   Enron Corp.                                38,700
         4,300   Global Crossing, Ltd. (3)                 113,144
         1,000   Nextel Communications, Inc. (3)            61,188
         3,100   Sprint Corp.                              158,100
         4,000   Vodafone Airtouch, A.D.R.                 165,750
         2,850   WorldCom, Inc (3)                         130,744
                                                     --------------
                                                           667,626
                                                     --------------
Total common stocks
(cost: $6,806,550)                                      10,460,412
                                                     --------------

BONDS (34.8%) (2)

   U.S. TREASURY (6.6%)
       700,000   U.S. Treasury Note, 6.875%, 5/15/06       720,344
                 U.S. Treasury Strip, zero coupon:
        25,000    6.93% Effective Yield, 11/15/04           19,141
       900,000    6.43% Effective Yield, 11/15/09          497,042
       125,000    6.22% Effective Yield, 2/15/19            39,602
                                                     --------------
                                                         1,276,129
                                                     --------------
   ASSET-BACKED SECURITIES (8.9%)
                 Advanta Mortgage Loan Trust:
        25,000    1995-3 A5, 7.37%, 2/25/27                 24,567
        50,000    1996-1 A7, 7.07%, 3/25/27                 47,850
       300,000    1999-3 A4, 7.75%, 10/25/26               297,843
                 Conseco Home Equity Loan:
       150,000    1999-F A3, 6.97%, 10/15/30               147,649
       300,000    2000-D A4, 8.17%, 10/15/31               297,525
       150,000   Conseco Mfg. Housing,
                  2000-1 A5, 8.06%, 5/1/31                 147,471
        74,999   ContiMortgage Home Equity Loan Tr.,
                  1996-1 A7, 7.00%, 3/15/27                 72,108
                 EQCC Home Equity Loan Trust:
        25,000    1996-1 A5, 6.93%, 3/15/27                 23,425
       250,000    1996-4 A8, 7.41%, 1/15/28                239,622
                 Green Tree Financial Corp.:
        20,000    1995-5, 7.25%, 9/15/26                    19,494
        25,000    1997-4, 7.03%, 2/15/29                    24,181
        50,000    1999-E A3, 7.18%, 6/15/15                 49,786
                 Money Store Home Equity Mtg.:
       300,000    6.725%, 6/15/24                          277,365
        50,000    7.265%, 7/15/38                           49,092
                                                     --------------
                                                         1,717,978
                                                     --------------

---------------------------------------------------------------------
QUANTITY/PAR($)  NAME OF ISSUER                    MARKET VALUE($)(1)
---------------------------------------------------------------------
   COLLATERALIZED MORTGAGE OBLIGATIONS (0.8%)
        64,628   PNC Mortgage Securities Corp.
                  Series 1998-6 4A, 6.75%, 8/25/13          63,225
       100,000   Norwest Asset Securities Corp.
                  Series 1998-19 2A12, 6.75%, 7/25/28       92,784
                                                     --------------
                                                           156,009
                                                     --------------
   CORPORATE BONDS (11.4%)
       125,000   Allstate Finance, 7.83%, 12/1/45          107,892
                 American Airlines:
        25,000    1999-1 A2, 7.024%, 10/15/09               23,751
        25,000    1999-1 B, 7.324%, 10/15/09                23,770
       100,000   Bank America, 8.25%, 4/15/27               93,422
       350,000   Bradley Operating LP, 8.875%, 3/15/06     332,951
        50,000   Burlington North Santa Fe
                  Series 1999-2, 7.57%, 1/2/21              48,997
                 Continental Airlines:
        46,403    1997-1A, 7.461%, 4/1/15                   44,518
        74,791    1999-1B, 6.795%, 8/2/18                   68,414
        48,694    1999-1A, 6.545%, 2/2/19                   44,316
       100,000   First Hawaiian Cap., 8.343%, 7/1/27        89,288
                 First Industrial LP:
       100,000    7.00%, 12/1/06                            91,513
        50,000    7.15%, 5/15/27                            48,930
       100,000   Household Fin. Corp., 7.875%, 3/1/07       99,509
        50,000   May Department Stores, 9.875%, 6/15/21     52,843
       200,000   Pentair, Inc., 7.85%, 10/15/09            198,047
         9,000   Ryder System, Inc., 8.75%, 3/15/17          9,194
       150,000   Security Capital Group, 7.75%, 11/15/03   146,238
        75,000   Supervalu, Inc., 7.875%, 8/1/09            73,780
        50,000   Union Carbide Corp., 8.75%, 8/1/22         51,689
       194,510   Union Tank Car Co., 6.57%, 1/2/14         182,507
       350,000   Whirlpool Corp., 9.00%, 3/1/03            361,571
                                                     --------------
                                                         2,193,140
                                                     --------------
   FEDERAL AGENCY (0.3%)
       200,000   Resolution Funding Corp., zero coupon,
                  6.75% Effective Yield, 10/15/19           56,574
                                                     --------------
   FEDERAL HOME LOAN MORTGAGE CORPORATION (0.5%)
        35,715   9.00%, 7/1/16                              37,021
        20,554   9.00%, 7/1/16                              21,306
         9,578   9.25%, 6/1/02                               9,938
        30,486   10.00%, 10/1/18                            32,534
                                                     --------------
                                                           100,799
                                                     --------------


         SEE ACCOMPANYING NOTES TO PORTFOLIOS OF INVESTMENTS ON PAGE 44.

SIT BALANCED FUND
---------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000

---------------------------------------------------------------------
QUANTITY/PAR($)  NAME OF ISSUER                    MARKET VALUE($)(1)
---------------------------------------------------------------------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (1.1%)
        12,293   9.00%, 11/1/06                             12,647
        53,165   9.25%, 1/1/17                              54,926
        62,035   9.75%, 1/1/13                              66,959
        15,072   10.00%, 1/1/20                             16,018
        63,205   10.25%, 6/1/13                             68,104
                                                     --------------
                                                           218,654
                                                     --------------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (5.2%)
        16,970   9.00%, 6/15/11                             17,596
        84,818   9.00%, 6/15/09                             87,628
       169,017   9.00%, 11/15/16                           174,616
        84,387   9.00%, 12/15/19                            87,235
         9,928   9.25%, 9/15/01                             10,207
        16,899   9.50%, 1/15/04                             17,776
        43,084   9.50%, 11/15/04                            45,319
        26,262   9.50%, 7/20/05                             27,197
        33,910   9.50%, 12/15/09                            35,330
        16,864   9.50%, 5/20/16                             17,297
        85,967   9.50%, 12/15/17                            89,970
        65,756   9.50%, 3/15/18                             68,366
        63,609   9.50%, 9/20/18                             65,239
        15,358   9.50%, 2/20/19                             15,752
        76,239   9.50%, 3/20/19                             78,193
        34,666   9.50%, 12/15/19                            36,085
        33,444   9.75%, 10/15/05                            35,231
        33,629   10.00%, 3/20/16                            35,426
        26,410   10.25%, 1/15/04                            27,870
         1,039   11.25%, 10/15/00                            1,041
        11,551   11.25%, 10/15/11                           12,515
                 Municipal (GNMA collateralized):
        12,000    Bernalillo Multifamily. Ser. 1998A,
                   7.50%, 9/20/20                           11,673
                                                     --------------
                                                           997,562
                                                     --------------

Total bonds
(cost: $6,800,404)                                       6,716,845
                                                     --------------
CLOSED-END MUTUAL FUNDS (0.6%) (2)
         6,009   American Select Portfolio                  68,352
           403   American Strategic, Inc. Portfolio          4,357
         1,870   American Strategic, Inc. Portfolio II      20,687
         2,209   American Strategic, Inc. Portfolio III     23,333
                                                     --------------

    Total closed-end mutual funds                          116,729
    (cost: $119,725)                                 --------------

---------------------------------------------------------------------
QUANTITY         NAME OF ISSUER                    MARKET VALUE($)(1)
---------------------------------------------------------------------
SHORT-TERM SECURITIES (15.6%) (2)
     3,011,000   Sit Money Market Fund, 6.35% (4)        3,011,000
                                                     --------------
    (cost: $3,011,000)

Total investments in securities
    (cost: $16,737,679) (5)                            $20,304,986
                                                     ==============


         SEE ACCOMPANYING NOTES TO PORTFOLIOS OF INVESTMENTS ON PAGE 44.
12

                  This page has been left blank intentionally.

[PHOTO]  SIT LARGE CAP GROWTH FUND
         YEAR ENDED JUNE 30, 2000
         -----------------------------------------------------------------------
         SENIOR PORTFOLIO MANAGERS
         PETER L. MITCHELSON, CFA * ROGER J. SIT * RONALD D. SIT, CFA

   The Sit Large Cap Growth Fund's one-year return was +27.8%, comparing favorably to the S&P 500 Index return of +7.3%. The Russell 1000 Growth Index return was +25.7% over the same time period.
   Despite an increase in interest rates, most domestic stock indices posted solid returns over the last 12 months. Performance varied widely across sectors with technology stocks, once again, providing leadership for the broad market. In fact, we estimate that the S&P 500 Index return was a negative -3.2% over the past 12 months, rather than the actual return of +7.3%, if one excludes the exceptional performance of the electronic technology sector. Growth stocks dramatically outperformed value stocks over the past year, and we remain enthusiastic about their prospects. We believe that the U.S. economy is gradually slowing, and that investors will become more skeptical regarding continued earnings gains for cyclical companies. This has historically led investors toward the traditional growth sectors that are typically overweighted in the Fund, including electronic technology, technology services, and health technology.
   Over the past 12 months, the Fund's strong relative performance compared to the S&P 500 Index was due to a combination of positive stock selection in electronic technology, technology services, and financial services sectors, and overweighting the electronic technology sector.
   As of June 30, 2000, the Fund was 98% invested in equities. Significant sector weighting changes during the past year included increases in health technology, technology services, and industrial services. These sectors were increased through the purchase of Genentech, Medimmune, Inktomi, Veritas Software, Halliburton, and Schlumberger. Sector weighting decreases occurred in retail trade and consumer non-durables though the sale of Gap, Lowes, Group Danone (ADR), and Procter & Gamble.
   Given the attractive environment for growth stock investing and the many investment opportunities available, we remain optimistic about the Fund's prospects.
   Over the past 12 months, the Fund's assets have increased from $140.3 to $172.4 million, and we thank shareholders for their continued support and interest.


                        INVESTMENT OBJECTIVE AND STRATEGY

      The objective of the Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 65% of its total assets in the common stocks of domestic growth companies with capitalizations of $5 billion or more at the time of purchase.


                                PORTFOLIO SUMMARY

                   Net Asset Value  6/30/00:     $63.66 Per Share
                                    6/30/99:     $52.84 Per Share

                           Total Net Assets:    $172.4 Million

                Weighted Average Market Cap:    $156.6 Billion

                             TOTAL DIVIDEND:      $3.41 PER SHARE
                     Long-Term Capital Gain:      $3.41 Per Share


                        PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                        Electronic Technology    28.3
                            Health Technology    15.6
                          Technology Services    11.0
                                      Finance     9.4
                                    Utilities     6.9
                            Consumer Services     6.0
                       Producer Manufacturing     5.9
                                 Retail Trade     5.2
                        Consumer Non-Durables     3.0
                           Sectors Under 3.0%     6.3
                      Cash & Other Net Assets     2.4

                          AVERAGE ANNUAL TOTAL RETURNS*

                          SIT                                  RUSSELL
                       LARGE CAP             S&P                1000
                      GROWTH FUND         500 INDEX         GROWTH INDEX
                      -----------         ---------         ------------

3 Month**                -4.13%             -2.66%              -2.70%
1 Year                   27.75               7.25               25.66
5 Years                  26.80              23.80               28.67
10 Year***               18.27              17.80               20.11
Inception***             17.61              18.50               19.23
  (9/2/82)


                            CUMULATIVE TOTAL RETURNS*

                          SIT                                  RUSSELL
                       LARGE CAP             S&P                1000
                      GROWTH FUND         500 INDEX         GROWTH INDEX
                      -----------         ---------         ------------

1 Year                   27.75%              7.25%              25.66%
5 Year                  227.84             190.82              252.74
10 Year***              435.70             414.79              524.84
Inception***           1706.45            1966.95             2202.90
  (9/2/82)


*AS OF 6/30/00                                                 **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL 1000 GROWTH INDEX AND THE S&P 500 INDEX.
***ON 6/6/93, THE FUND'S INVESTMENT OBJECTIVE CHANGED TO ALLOW FOR A PORTFOLIO OF 100% STOCKS. PRIOR TO THAT TIME, THE PORTFOLIO WAS REQUIRED TO CONTAIN NO MORE THAN 80% STOCKS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (9/2/82) and held until 6/30/00 would have grown to $180,645 in the Fund or $206,695 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.


                                 TOP 10 HOLDINGS

                     * Cisco Systems, Inc.
                     * General Electric Co.
                     * Microsoft Corp.
                     * Intel Corp.
                     * Pfizer, Inc.
                     * EMC Corp.
                     * Amgen, Inc.
                     * Oracle Corp.
                     * Nokia Corp., ADR
                     * American International Group, Inc.

                     Total Number of Holdings: 73

SIT LARGE CAP GROWTH FUND
--------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000

--------------------------------------------------------------------------
QUANTITY            NAME OF ISSUER                     MARKET VALUE ($)(1)
--------------------------------------------------------------------------
COMMON STOCKS (97.6%) (2)

     COMMERCIAL SERVICES (0.5%)
            21,500  SYSCO Corp.                                $905,688
                                                         ---------------
     CONSUMER DURABLES (1.0%)
            45,200  Harley-Davidson, Inc.                     1,740,200
                                                         ---------------
     CONSUMER NON-DURABLES (3.0%)
            25,500  Coca Cola Co.                             1,464,656
            31,200  Colgate-Palmolive Co.                     1,868,100
            20,000  Kimberly-Clark Corp.                      1,147,500
            13,500  PepsiCo, Inc.                               599,906
                                                         ---------------
                                                              5,080,162
                                                         ---------------
     CONSUMER SERVICES (6.0%)
            53,000  AT&T Corp. -  Liberty Media Group (3)     1,285,250
            37,900  Clear Channel Communications, Inc. (3)    2,842,500
            14,000  General Motors Corp. - Class H            1,228,500
            23,800  Time Warner, Inc.                         1,808,800
            34,177  Viacom, Inc. (3)                          2,330,444
            21,500  Walt Disney Co.                             834,469
                                                         ---------------
                                                             10,329,963
                                                         ---------------
     ELECTRONIC TECHNOLOGY (28.3%)
            10,500  Agilent Technologies, Inc. (3)              774,375
            18,000  Applied Materials, Inc. (3)               1,631,250
             1,500  Brocade Comm. Systems, Inc. (3)             275,227
           159,300  Cisco Systems, Inc. (3)                  10,125,506
            66,600  EMC Corp. (3)                             5,124,037
             2,000  Hewlett-Packard Company                     249,750
            50,900  Intel Corp.                               6,804,694
            20,000  JDS Uniphase Corp. (3)                    2,397,500
             2,500  Juniper Networks, Inc. (3)                  363,906
            18,000  Lexmark International Group, Inc. (3)     1,210,500
            22,000  Linear Technology Corp.                   1,406,625
            82,000  Nokia Corp., A.D.R.                       4,094,875
            20,600  Nortel Networks Corp.                     1,405,950
            16,500  QUALCOMM, Inc. (3)                          990,000
            36,500  Sun Microsystems, Inc. (3)                3,319,219
            39,700  Tellabs, Inc. (3)                         2,716,969
            42,200  Texas Instruments, Inc.                   2,898,612
            37,000  Xilinx, Inc. (3)                          3,054,812
                                                         ---------------
                                                             48,843,807
                                                         ---------------

--------------------------------------------------------------------------
QUANTITY            NAME OF ISSUER                     MARKET VALUE ($)(1)
--------------------------------------------------------------------------
     ENERGY MINERALS (1.7%)
            32,000  Anadarko Petroleum Corp.                  1,578,000
            42,500  EOG Resources, Inc.                       1,423,750
                                                         ---------------
                                                              3,001,750
                                                         ---------------
     FINANCE (9.4%)
            28,375  American International Group, Inc.        3,334,062
            43,650  Chase Manhattan Corp.                     2,010,628
            25,500  Citigroup, Inc.                           1,536,375
            27,000  Marsh & McLennan Cos., Inc.               2,819,812
            35,000  Morgan Stanley Dean Witter & Co.          2,913,750
            31,300  Wells Fargo Co.                           1,212,875
            43,600  XL Capital, Ltd.                          2,359,850
                                                         ---------------
                                                             16,187,352
                                                         ---------------
     HEALTH SERVICES (1.1%)
            21,500  UnitedHealth Group, Inc.                  1,843,625
                                                         ---------------
     HEALTH TECHNOLOGY (15.6%)
            19,000  American Home Products Corp.              1,116,250
            71,000  Amgen, Inc. (3)                           4,987,750
            14,500  Biogen, Inc. (3)                            935,250
            40,400  Bristol-Myers Squibb Co.                  2,353,300
             8,500  Eli Lilly and Co.                           848,938
             6,000  Genentech, Inc. (3)                       1,032,000
            28,500  MedImmune, Inc. (3)                       2,109,000
            54,200  Medtronic, Inc.                           2,699,838
            39,900  Merck & Co., Inc.                         3,057,337
           135,925  Pfizer, Inc.                              6,524,400
            23,000  Pharmacia Corp.                           1,188,813
                                                         ---------------
                                                             26,852,876
                                                         ---------------
     INDUSTRIAL SERVICES (2.0%)
            33,500  Halliburton Co.                           1,580,781
            11,500  Schlumberger, Ltd.                          858,188
            19,500  Transocean Sedco Forex, Inc.              1,042,031
                                                         ---------------
                                                              3,481,000
                                                         ---------------
     PRODUCER MANUFACTURING (5.9%)
           153,300  General Electric Co.                      7,818,300
            48,200  Tyco International, Ltd.                  2,283,475
                                                         ---------------
                                                             10,101,775
                                                         ---------------

--------------------------------------------------------------------------
QUANTITY            NAME OF ISSUER                     MARKET VALUE ($)(1)
--------------------------------------------------------------------------
    RETAIL TRADE (5.2%)
            56,550  Home Depot, Inc.                          2,823,966
            31,500  Kohl's Corp. (3)                          1,752,187
            41,700  Target Corp.                              2,418,600
            60,600  Walgreen Co.                              1,950,563
                                                         ---------------
                                                              8,945,316
                                                         ---------------
     TECHNOLOGY SERVICES (11.0%)
            43,000  America Online, Inc. (3)                  2,268,250
            76,400  Ceridian Corp. (3)                        1,838,375
            23,300  Computer Sciences Corp. (3)               1,740,219
            10,000  Inktomi Corp. (3)                         1,182,500
            88,500  Microsoft Corp. (3)                       7,080,000
            54,000  Oracle Corp. (3)                          4,539,375
             3,500  VERITAS Software Corp. (3)                  395,555
                                                         ---------------
                                                             19,044,274
                                                         ---------------
     UTILITIES (6.9%)
             9,000  Enron Corp.                                 580,500
            58,000  Global Crossing, Ltd. (3)                 1,526,125
            29,000  Nextel Communications, Inc. (3)           1,774,438
            54,000  Sprint Corp.                              2,754,000
            69,500  Vodafone Airtouch, A.D.R.                 2,879,906
            53,400  WorldCom, Inc (3)                         2,449,725
                                                         ---------------
                                                             11,964,694
                                                         ---------------

Total common stocks                                         168,322,482
        (cost: $99,839,638)                              ---------------

SHORT-TERM SECURITIES (2.7%) (2)
         4,721,000  Sit Money Market Fund, 6.35% (4)          4,721,000
        (cost: $4,721,000)                               ---------------

Total investments in securities
        (cost: $104,560,638) (5)                           $173,043,482
                                                         ===============


         SEE ACCOMPANYING NOTES TO PORTFOLIOS OF INVESTMENTS ON PAGE 44.

[PHOTO]  SIT REGIONAL GROWTH FUND
         YEAR ENDED JUNE 30, 2000
         -----------------------------------------------------------------------
         EUGENE C. SIT, CFA, SENIOR PORTFOLIO MANAGER

   For the year ending June 30, 2000, the Sit Regional Growth Fund posted a return of +6.3%, while the S&P 500 Index return was +7.3% over the same time period.
   Despite an increase in interest rates over the past twelve months, investment returns were positive for most major domestic indices during the period. Although solid corporate earnings provided a degree of support for the broad market, the remarkably strong performance of technology stocks allowed the sector to almost single-handedly carry the market averages higher. Recently released economic data have indicated a moderation in economic growth, which is typically accompanied by a slowdown in corporate earnings. This suggests a continued positive environment for growth stock investing, and we believe that overweighting the "traditional" growth sectors -- particularly technology and health care -- is appropriate.
   Shareholders recently approved a proposal to combine the Sit Regional Growth Fund into the Sit Large Cap Growth Fund. We believe the primary benefits of the proposal, from a shareholder's perspective, are twofold. First, the Sit Regional Growth Fund carried a higher contractual management fee, which was largely based on the level of portfolio management necessary to manage a Fund with a relatively small total asset level. Second, the Fund's geographic focus prevented us from taking advantage of a number of attractive investment opportunities outside the Midwestern region. Simply put, from both a risk and return perspective, we believe that the Fund shareholders will benefit from the broader objectives and strategy of the Sit Large Cap Growth Fund.
   The strategy underlying the Sit Large Cap Growth Fund is very similar to the Sit Regional Fund, in that a key investment objective is to identify investment opportunities in dominant companies in high growth industries. However, we believe that the ability to seek out the very best companies anywhere in the country will, over time, lead to enhanced investment returns for Fund shareholders. At the same time, we will continue to take advantage of the many excellent investment opportunities within our geographic region. The Sit Large Cap Growth Fund has posted solid investment results over both the near- and long-term, and currently carries a four-star rating from Morningstar, Inc.
   We have greatly appreciated shareholders' interest and participation in the Sit Regional Growth Fund.


                        INVESTMENT OBJECTIVE AND STRATEGY

   The objective of the Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its total assets in common stocks of companies with their headquarters in Minnesota, Iowa, Missouri, North Dakota, South Dakota, Nebraska, Kansas, Wisconsin, Illinois, Michigan, Indiana, and Ohio. The Fund invests in growth-oriented companies it believes exhibit the potential for superior growth.


                                PORTFOLIO SUMMARY

                   Net Asset Value  6/30/00:    $14.00 Per Share
                                    6/30/99:    $13.17 Per Share

                           Total Net Assets:    $ 6.58 Million

                Weighted Average Market Cap:    $27.0 Billion


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                        Electronic Technology    16.2
                                 Retail Trade    14.2
                            Health Technology    11.8
                                      Finance    10.3
                          Technology Services     6.3
                        Consumer Non-Durables     5.8
                       Producer Manufacturing     5.0
                            Consumer Services     4.4
                                    Utilities     3.9
                       Sectors 3.0% and Under     7.7
                      Cash & Other Net Assets    14.4

                          AVERAGE ANNUAL TOTAL RETURNS*

                           SIT
                        REGIONAL             S&P            RUSSELL
                       GROWTH FUND        500 INDEX        3000 INDEX
                       -----------        ---------        ----------

3 Month**                 0.36%            -2.66%           -3.46%
1 Year                    6.30              7.25             9.59
Inception                14.51             19.16            18.09
  (12/31/97)


                            CUMULATIVE TOTAL RETURNS*

                           SIT
                        REGIONAL             S&P            RUSSELL
                       GROWTH FUND        500 INDEX        3000 INDEX
                       -----------        ---------        ----------

1 Year                    6.30%             7.25%            9.59%
Inception                40.29             54.97            51.51
  (12/31/97)


*AS OF 6/30/00                                                 **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE S&P 500 INDEX AND THE RUSSELL 3000 INDEX.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/31/97) and held until 6/30/00 would have grown to $14,029 in the Fund, or $15,497 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.


                                 TOP 10 HOLDINGS

                         * ADC Telecommunications, Inc.
                         * General Mills, Inc.
                         * Tellabs, Inc.
                         * Minnesota Mining & Mfg. Co.
                         * Northern Trust Corp.
                         * Emmis Communications Corp.
                         * Kohl's Corp.
                         * Sprint Corp.
                         * Eli Lilly & Co.
                         * Medtronic, Inc.

                         Total Number of Holdings: 23

SIT REGIONAL GROWTH FUND
--------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000

--------------------------------------------------------------------------
QUANTITY       NAME OF ISSUER                          MARKET VALUE ($)(1)
--------------------------------------------------------------------------
COMMON STOCKS (85.6%) (2)
    COMMERCIAL SERVICES (2.7%)
        4,500  Ecolab, Inc.                                    $175,781
                                                            ------------
    CONSUMER DURABLES (2.9%)
        5,000  Harley-Davidson, Inc.                            192,500
                                                            ------------
    CONSUMER SERVICES (4.4%)
        7,000  Emmis Communications Corp. (3)                   289,625
                                                            ------------
    CONSUMER NON-DURABLES (5.8%)
       10,000  General Mills, Inc.                              382,500
                                                            ------------
    ELECTRONIC TECHNOLOGY (16.2%)
        6,000  ADC Telecommunications, Inc. (3)                 503,250
        4,500  National Computer Systems, Inc.                  221,625
        5,000  Tellabs, Inc. (3)                                342,188
                                                            ------------
                                                              1,067,063
                                                            ------------
    FINANCE (10.3%)
        4,500  Northern Trust Corp.                             292,781
        6,000  TCF Financial Corp.                              154,125
        6,000  Wells Fargo Co.                                  232,500
                                                            ------------
                                                                679,406
                                                            ------------
    HEALTH TECHNOLOGY (11.8%)
        2,500  Eli Lilly & Co.                                  249,688
        5,000  Medtronic, Inc.                                  249,063
        3,500  Pharmacia Corp.                                  180,906
        5,000  Sybron Int'l Corp. (3)                            99,062
                                                            ------------
                                                                778,719
                                                            ------------
    PRODUCER MANUFACTURING (5.0%)
        4,000  Minnesota Mining & Mfg. Co.                      330,000
                                                            ------------
    RETAIL TRADE (14.2%)
        3,500  Best Buy, Inc. (3)                               221,375
        5,000  Kohl's Corp. (3)                                 278,125
        3,500  Target Corp.                                     203,000
        7,000  Walgreen Co.                                     225,312
                                                            ------------
                                                                927,812
                                                            ------------

--------------------------------------------------------------------------
QUANTITY       NAME OF ISSUER                          MARKET VALUE ($)(1)
--------------------------------------------------------------------------
    TECHNOLOGY SERVICES (6.3%)
        7,500  Ceridian Corp. (3)                               180,469
        5,425  Fiserv, Inc. (3)                                 234,631
                                                            ------------
                                                                415,100
                                                            ------------
    TRANSPORTATION (2.1%)
        2,800  C.H. Robinson Worldwide, Inc.                    138,600
                                                            ------------
    UTILITIES (3.9%)
        5,000  Sprint Corp.                                     255,000
                                                            ------------

Total common stocks                                           5,632,106
    (cost:  $3,664,761)                                     ------------

SHORT-TERM SECURITIES (11.8%) (2)
      775,000  Sit Money Market Fund, 6.35% (4)                 775,000
                                                            ------------
    (cost: $775,000)

Total investments in securities
    (cost: $4,439,761) (5)                                   $6,407,106
                                                            ============


         SEE ACCOMPANYING NOTES TO PORTFOLIOS OF INVESTMENTS ON PAGE 44.
20

                  This page has been left blank intentionally.

[PHOTO]  SIT MID CAP GROWTH FUND
         YEAR ENDED JUNE 30, 2000
         -----------------------------------------------------------------------
         EUGENE C. SIT, CFA, SENIOR PORTFOLIO MANAGER
         ERIK S. ANDERSON, CFA, SENIOR PORTFOLIO MANAGER

   The Sit Mid Cap Growth Fund posted strong performance for the year ended June 30, 2000. The Fund's +73.0% return compares favorably with the +17.0% return for the S&P 400 MidCap Index and the +48.6% return for the Russell MidCap Growth Index.
   Small and mid capitalization stocks outperformed large capitalization stocks over the past year, ending an extended period of underperformance. While some of the strong relative performance could be related to attractive valuation levels, much of the gain can be attributed to investor enthusiasm for smaller growth companies focused in the most dynamic areas within our new economy, including such diverse areas as biotechnology, semiconductors, telecommunications and software. The Fund's annual performance clearly benefited from significant exposure to these highest growth areas. Some of the "winners" over the past year include JDS Uniphase (+478%), Applied Micro Circuits (+380%), ADC Telecommunications (+268%), MedImmune (+228%) and Check Point Software (690%). While this strong outperformance has led to markedly increased valuations for many of the companies, we believe that strong secular trends driving the sector will lead to significantly higher earnings growth rates for technology companies relative to the broader market. Furthermore, as U.S. economic growth appears to be in the early stages of slowing, the technology sector may benefit as investors seek out companies that can grow earnings under more challenging economic conditions.
   Over the past year, the most significant sector weighting increase occurred in electronic technology. While some of the eight percentage point increase was due to strong relative price appreciation, there were several new purchases, including: Qualcomm, Scientific Atlanta, Waters, Network Appliance, and Brocade Communications. The retail trade and consumer non-durable sectors had the greatest weight decreases. Sales in these sectors included Dial, Dollar General, and Staples. Electronic technology, technology services, and health technology are currently the heaviest weighted sectors within the Fund.
   Assets in the Sit Mid Cap Growth Fund totaled $566.6 million at the end of June, up from $375.3 million a year ago. We appreciate shareholders' continued interest and participation in the Fund.


                        INVESTMENT OBJECTIVE AND STRATEGY

   The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 65% of its total assets in the common stocks of growth companies with capitalizations of $2 billion to $15 billion at the time of purchase.


                                PORTFOLIO SUMMARY

                  Net Asset Value   6/30/00:    $ 23.57 Per Share
                                    6/30/99:    $ 14.54 Per Share

                           Total Net Assets:    $566.6 Million

                Weighted Average Market Cap:     $19.13 Billion

                             TOTAL DIVIDEND:      $1.23 PER SHARE
                     Long-Term Capital Gain:      $1.23 Per Share


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                        Electronic Technology    39.4
                          Technology Services    17.9
                            Health Technology     9.8
                                      Finance     7.9
                                    Utilities     4.3
                                 Retail Trade     3.9
                            Consumer Services     3.5
                       Sectors less than 2.0%     7.1
                             Cash Equivalents     6.2

                          AVERAGE ANNUAL TOTAL RETURNS*

                          SIT               S&P               RUSSELL
                        MID CAP            MIDCAP             MID CAP
                      GROWTH FUND         400 INDEX        GROWTH INDEX
                      -----------         ---------        ------------

3 Month**                -7.31%             -3.30%             -7.41%
1 Year                   73.01              16.98              48.58
5 Year                   28.66              21.19              26.37
10 Year                  20.32              18.03              19.77
Inception                21.03              18.77               --
  (9/2/82)


                            CUMULATIVE TOTAL RETURNS*

                          SIT                S&P              RUSSELL
                        MID CAP            MIDCAP             MID CAP
                      GROWTH FUND         400 INDEX        GROWTH INDEX
                      -----------         ---------        ------------

1 Year                   73.01%             16.98%             48.58%
5 Year                  252.48             161.40             222.22
10 Year                 536.13             424.61             507.50
Inception              2909.89            2049.97               --
  (9/2/82)


*AS OF 6/30/00                                                 **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL MID CAP GROWTH INDEX AND THE S&P MIDCAP 400 INDEX.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (9/2/82) and held until 6/30/00 would have grown to $300,989 in the Fund, or $214,997 in the S&P MidCap 400 Index assuming reinvestment of all dividends and capital gains.


                                 TOP 10 HOLDINGS

                       * JDS Uniphase Corp.
                       * Xilinx, Inc.
                       * Applied Micro Circuits Corp.
                       * Check Point Software Tech., Ltd.
                       * ADC Telecommunications, Inc.
                       * Jabil Circuit, Inc.
                       * Ace, Ltd.
                       * Dendrite International, Inc.
                       * MedImmune, Inc.
                       * Analog Devices, Inc.

                         Total Number of Holdings: 77

SIT MID CAP GROWTH FUND
--------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000

--------------------------------------------------------------------------
QUANTITY          NAME OF ISSUER                       MARKET VALUE ($)(1)
--------------------------------------------------------------------------
COMMON STOCKS (93.2%) (2)

   COMMERCIAL SERVICES (0.3%)
          21,400  Omnicom Group, Inc.                       $1,905,938
                                                        ---------------
   CONSUMER DURABLES (1.3%)
          38,000  Electronic Arts, Inc. (3)                  2,771,625
         122,500  Harley-Davidson, Inc.                      4,716,250
                                                        ---------------
                                                             7,487,875
                                                        ---------------
   CONSUMER NON-DURABLES (0.5%)
          63,000  Estee Lauder Companies, Inc.               3,114,562
                                                        ---------------
   CONSUMER SERVICES (3.5%)
         133,800  AMFM, Inc. (3)                             9,232,200
          60,800  Adelphia Communications Corp. (3)          2,850,000
         112,800  EchoStar Communications Corp. (3)          3,734,737
          36,200  Univision Communications, Inc. (3)         3,746,700
                                                        ---------------
                                                            19,563,637
                                                        ---------------
   ELECTRONIC TECHNOLOGY (38.8%)
         173,500  ADC Telecommunications, Inc. (3)          14,552,312
         164,200  ASM Lithography Hldg., A.D.R. (3)          7,245,325
         129,000  American Tower Corp. (3)                   5,377,687
         158,500  Analog Devices, Inc. (3)                  12,046,000
         190,800  Applied Micro Circuits Corp. (3)          18,841,500
         127,700  Asyst Technologies, Inc. (3)               4,373,725
          31,500  Brocade Communications Sys., Inc. (3)      5,779,758
         105,900  Comverse Technology, Inc. (3)              9,848,700
         351,800  JDS Uniphase Corp. (3)                    42,172,025
         270,600  Jabil Circuit, Inc. (3)                   13,428,525
         101,000  Lexmark International Group, Inc. (3)      6,792,250
          85,600  Linear Technology Corp.                    5,473,050
          75,000  Maxim Integrated Products, Inc. (3)        5,095,312
          69,700  Network Appliance, Inc. (3)                5,610,850
           6,100  PMC-Sierra, Inc. (3)                       1,083,894
          94,900  QUALCOMM, Inc. (3)                         5,694,000
          82,200  Scientific-Atlanta, Inc.                   6,123,900
         130,125  Symbol Technologies, Inc.                  7,246,336
         138,200  Teradyne, Inc. (3)                        10,157,700
         102,800  Vitesse Semiconductor Corp. (3)            7,562,225
         304,600  Xilinx, Inc. (3)                          25,148,538
                                                        ---------------
                                                           219,653,612
                                                        ---------------

--------------------------------------------------------------------------
QUANTITY          NAME OF ISSUER                       MARKET VALUE ($)(1)
--------------------------------------------------------------------------
   ENERGY MINERALS (1.9%)
          96,500  Devon Energy Corp.                         5,422,094
         154,000  EOG Resources, Inc.                        5,159,000
                                                        ---------------
                                                            10,581,094
                                                        ---------------
   FINANCE (7.9%)
         461,900  Ace, Ltd.                                 12,933,200
         120,000  American General Corp.                     7,320,000
         110,100  Kansas City Southern Industries, Inc.      9,764,494
          51,400  Legg Mason, Inc.                           2,570,000
         234,600  TCF Financial Corp.                        6,026,288
          25,400  The Goldman Sachs Group, Inc.              2,409,825
          84,700  Zions Bancorporation                       3,886,936
                                                        ---------------
                                                            44,910,743
                                                        ---------------
   HEALTH SERVICES (1.6%)
         258,500  Oxford Health Plans, Inc. (3)              6,155,531
         106,500  Tenet Healthcare Corp. (3)                 2,875,500
                                                        ---------------
                                                             9,031,031
                                                        ---------------
   HEALTH TECHNOLOGY (9.8%)
         163,900  Biogen, Inc. (3)                          10,571,550
         155,300  Elan Corp., A.D.R. (3)                     7,522,344
          33,400  IDEC Pharmaceuticals Corp. (3)             3,918,237
         192,400  Immunex Corp. (3)                          9,511,775
         167,700  MedImmune, Inc. (3)                       12,409,800
          23,000  Millennium Pharmaceuticals, Inc. (3)       2,573,125
          65,600  PE Biosystems Group                        4,321,400
          36,700  Waters Corp. (3)                           4,580,619
                                                        ---------------
                                                            55,408,850
                                                        ---------------
   INDUSTRIAL SERVICES (1.5%)
          70,300  Noble Drilling Corp. (3)                   2,895,481
          64,800  Transocean Sedco Forex, Inc.               3,462,750
          49,800  Weatherford International, Inc. (3)        1,982,663
                                                        ---------------
                                                             8,340,894
                                                        ---------------
   RETAIL TRADE (3.9%)
          81,100  Bed Bath & Beyond, Inc. (3)                2,939,875
          84,300  Best Buy Co., Inc. (3)                     5,331,975
         208,500  Kohl's Corp. (3)                          11,597,812
          34,200  Tiffany & Co.                              2,308,500
                                                        ---------------
                                                            22,178,162
                                                        ---------------

------------------------------------------------------------------------
QUANTITY/PAR($)   NAME OF ISSUER                      MARKET VALUE($)(1)
------------------------------------------------------------------------
   TECHNOLOGY SERVICES (17.9%)
          83,200  BEA Systems, Inc. (3)                      4,113,200
         209,500  Ceridian Corp. (3)                         5,041,094
          74,100  Check Point Software Tech., Ltd. (3)      15,690,675
          45,900  Computer Sciences Corp. (3)                3,428,156
         376,700  Dendrite International, Inc. (3)          12,548,819
         229,075  Fiserv, Inc. (3)                           9,907,494
          14,000  I2 Technologies, Inc. (3)                  1,459,719
          82,100  InfoSpace.com, Inc. (3)                    4,536,025
          69,400  Inktomi Corp. (3)                          8,206,550
          84,600  Internap Network Services (3)              3,512,222
         226,800  Legato Systems, Inc. (3)                   3,430,350
           8,400  Micromuse, Inc. (3)                        1,390,069
           7,500  Sapient Corp. (3)                            802,031
          56,600  Siebel Systems, Inc. (3)                   9,257,638
          80,300  Vignette Corp. (3)                         4,176,855
          32,500  VeriSign, Inc. (3)                         5,736,250
          75,100  VERITAS Software Corp. (3)                 8,487,473
                                                        ---------------
                                                           101,724,620
                                                        ---------------
   UTILITIES (4.3%)
         166,200  Allegiance Telecom, Inc. (3)              10,636,800
          46,500  Dynegy, Inc.                               3,176,531
         188,200  NEXTLINK Communications, Inc. (3)          7,139,837
          34,500  Telephone and Data Systems, Inc.           3,458,625
                                                        ---------------
                                                            24,411,793
                                                        ---------------

Total common stocks                                        528,312,811
                                                        ---------------
   (cost: $265,876,681)

CONVERTIBLE BOND (0.6%) (2)
       3,250,000  Juniper Networks, 4.75%, 3/15/07           3,538,437
                                                        ---------------
   (cost: $3,249,926)

SHORT-TERM SECURITIES (4.4%) (2)
      25,031,000  Sit Money Market Fund, 6.35% (4)          25,031,000
                                                        ---------------
   (cost: $25,031,000)

Total investments in securities
   (cost: $294,157,607) (5)                               $556,882,248
                                                        ===============


         SEE ACCOMPANYING NOTES TO PORTFOLIOS OF INVESTMENTS ON PAGE 44.

[PHOTO]  SIT INTERNATIONAL GROWTH FUND REVIEW
         YEAR ENDED JUNE 30, 2000
         -----------------------------------------------------------------------
         SENIOR PORTFOLIO MANAGERS
         EUGENE C. SIT, CFA AND ROGER J. SIT

   The Sit International Growth Fund's one-year return of 33.4% compared favorably with the MSCI EAFE Index gain of 17.2% and the Lipper International Fund Index rise of 23.6%. A major reason for the Fund's outperformance relative to the EAFE and Lipper Indexes was the Fund's weight in telecommunication and technology companies (42.3%) and the non-index Canadian holdings (6.5%).
   The first half of 2000 was rocked by significant volatility in international markets as the run-up of "TMT" stocks (telecommunications, media, and technology) in 1999 and early 2000 succumbed to a sharp sell-off in March and April. The TMT sector did stage a partial recovery in late May and June, but most stocks are still below their highs. We continue to believe the focus of the markets will be growth, which will carry telecommunication and technology stocks to new highs. The earnings outlook for these companies is positive and valuations can be justified.
   The main factor, in our opinion, that will drive the equity markets higher over the next 12 months will be the growth of the global economies. We have been seeing increasing evidence that the recovery of the European economies is underway. Signs of increasing employment, higher rates of capacity utilization, and strong export growth on the back of a competitive euro are all evident in Europe. The euro has appreciated from its lows as sentiment in Euroland improves. The economic recovery in Japan is more tenuous, although the economy has returned to positive growth in the first quarter of 2000 after two previous quarters of contraction. Recent increases in private corporate investment and capital expenditures increase our cautious optimism that a prolonged recovery is underway in Japan.
   We will continue to target a Europe weight of 58%. Our weight in Japan declined from 25.0% in June1999 to 21.0% in June 2000. We are increasing the Japan weight to 24.0% in the near term to take advantage of an economic turnaround. Our non-Japan Asia weight has also decreased from 12.9% a year ago to the current 9.2% as the explosive growth experienced after the 1997 Asian financial crisis stabilized. The reduced weightings in Asia this past year were reallocated to non-index holdings in Canada, Israel and South Africa. We also will increase our weighting slightly in Mexico after the favorable election results.


                        INVESTMENT OBJECTIVE AND STRATEGY

   The objective of the International Growth Fund is long-term growth. The Fund seeks to achieve its objective by investing at least 90% of its total assets in common stocks of growth companies domiciled outside the United States.
   In selecting investments for the Fund, the Sub-Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Sub-Adviser seeks industries and sectors that it believes have earnings growth prospects that are greater than the average. Within the selected industries and sectors, the Sub-Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.


                                PORTFOLIO SUMMARY

                   Net Asset Value  6/30/00:     $23.58 Per Share
                                    6/30/99:     $18.77 Per Share

                           Total Net Assets:    $167.9 Million

                Weighted Average Market Cap:     $68.21 Billion
                             TOTAL DIVIDEND:      $1.51 PER SHARE
                     Long-Term Capital Gain:      $1.28 Per Share
                            Ordinary Income:      $0.23 Per Share


                         PORTFOLIO STRUCTURE - BY REGION
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                                 SIT INT'L       Morgan Stanley
                                GROWTH FUND        EAFE Index

                Europe Other       28.2               27.8
         France, Germany, UK       22.0               39.4
                       Japan       21.0               26.9
               Pacific Basin        9.2                5.9
               North America        5.8                0.0
          Africa/Middle East        3.1                0.0
               Latin America        0.6                0.0
     Cash & Other Net Assets       10.1                0.0

                          AVERAGE ANNUAL TOTAL RETURNS*

                           SIT            MORGAN STANLEY        LIPPER
                      INTERNATIONAL        CAPITAL INT'L         INT'L
                       GROWTH FUND          EAFE INDEX           INDEX
                       -----------          ----------           -----

3 Month**               -14.87%               -3.96%            -4.70%
1 Year                   33.38                17.16             23.63
3 Year                   14.44                10.18             11.90
5 Year                   14.09                11.33             14.43
Inception                14.11                 9.56             12.28
  (11/1/91)

                            CUMULATIVE TOTAL RETURNS*

                           SIT            MORGAN STANLEY        LIPPER
                      INTERNATIONAL        CAPITAL INT'L         INT'L
                       GROWTH FUND          EAFE INDEX           INDEX
                       -----------          ----------           -----

1 Year                   33.38%               17.16%            23.63%
3 Year                   49.86                33.77             40.10
5 Year                   93.31                70.99             96.18
Inception               214.02               120.70            172.98
  (11/1/91)


*AS OF 6/30/00                                                 **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE (EUROPE, AUSTRALIA, FAR EAST) INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (11/1/91) and held until 6/30/00 would have grown to $31,402 in the Fund, or $22,070 in the Morgan Stanley EAFE Index assuming reinvestment of all dividends and capital gains.


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                        Electronic Technology    21.8
                                    Utilities    20.3
                                      Finance    17.9
                          Technology Services     9.8
                            Health Technology     6.7
                                 Retail Trade     3.6
                         Sectors less than 3%     9.8
                    Cash and Other Net Assets    10.1

SIT INTERNATIONAL GROWTH FUND
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000

                                TOP 10 HOLDINGS

                        * PMC-Sierra, Inc., A.D.R.
                        * Nokia Corp., A.D.R.
                        * NTT DoCoMo, Inc.
                        * Vodafone AirTouch, p.l.c.
                        * Seven Eleven Japan
                        * Banca Fideuram
                        * Orix Corp.
                        * Takeda Chemical Industries
                        * CMG, p.l.c.
                        * Elan Corp., p.l.c., A.D.R.

                          Total Number of Holdings: 84

-------------------------------------------------------------------------------
QUANTITY             NAME OF ISSUER                         MARKET VALUE ($)(1)
-------------------------------------------------------------------------------
COMMON STOCKS (89.9%)(2)

   AFRICA/ MIDDLE EAST (3.1%)
     ISRAEL (2.7%)
            22,000   Amdocs, Ltd. (Electronic Technology) (3)       $1,688,500
             5,800   Check Point Software Technologies, Ltd.,
                       A.D.R. (Technology Services) (3)              1,228,150
            16,800   Comverse Technology, Inc. (Electronic
                       Technology) (3)                               1,562,400
                                                               ----------------
                                                                     4,479,050
                                                               ----------------
     SOUTH AFRICA (0.4%)
           304,501   Old Mutual, p.l.c. (Finance) (3)                  669,579
                                                               ----------------
   ASIA (30.2%)
     AUSTRALIA (0.8%)
           146,040   Cable & Wireless Optus Limited
                       (Utilities) (3)                                 436,673
            18,600   The News Corp., Ltd., A.D.R.
                       (Consumer Services)                             883,500
                                                               ----------------
                                                                     1,320,173
                                                               ----------------
     HONG KONG (2.8%)
            75,000   Cheung Kong Hldgs., Ltd. (Industrial
                       Services)                                       829,856
           188,000   China Mobile (Hong Kong) (Utilities) (3)        1,658,108
           259,000   Citic Pacific, Ltd. (Utilities)(3)              1,355,633
            70,800   HSBC Holdings, p.l.c. (Finance)                   808,361
                                                               ----------------
                                                                     4,651,958
                                                               ----------------

-------------------------------------------------------------------------------
QUANTITY             NAME OF ISSUER                         MARKET VALUE ($)(1)
-------------------------------------------------------------------------------
     JAPAN (21.0%)
            27,200   AFLAC, Inc., A.D.R. (Finance)                   1,249,500
            12,600   Internet Initiative Japan Inc., A.D.R.
                       (Technology Services) (3)                       746,550
               263   NTT Data Corp. (Tech. Services)                 2,709,508
               223   NTT DoCoMo, Inc. (Utilities)                    6,049,158
            35,000   Nihon Unisys, Ltd. (Tech. Services)               709,583
               123   Nippon Telephone (Utilities)                    1,639,202
            27,600   Orix Corp. (Finance)                            4,082,550
             8,900   Ryohin Keikaku Co., Ltd. (Retail Trade)         1,135,617
            53,000   Seven Eleven Japan (Retail Trade)               4,443,320
             6,900   Softbank Corp. (Technology Services)              939,117
            25,800   Sony Corp. (Consumer Durables)                  2,414,143
            57,000   Takeda Chemical Industries
                       (Health Technology)                           3,749,663
           172,000   The Fuji Bank, Ltd. (Finance)                   1,310,303
           206,000   The Nikko Securities Co., Ltd. (Finance)        2,044,394
           256,000   The Sanwa Bank, Ltd. (Finance)                  2,047,003
                                                               ----------------
                                                                    35,269,611
                                                               ----------------
     SINGAPORE (1.8%)
            59,846   DBS Group Holdings, Ltd. (Finance)                768,419
           393,000   Natsteel Electronics, Ltd. (Electronic
                       Technology)                                   1,204,699
           109,000   Venture Mfg., Ltd. (Electronic Tech.)           1,109,556
                                                               ----------------
                                                                     3,082,674
                                                               ----------------
     SOUTH KOREA (1.7%)
             8,764   Samsung Electronics (Electronic Tech.)          2,900,404
                                                               ----------------
     TAIWAN (1.6%)
           172,200   Hon Hai Precision Industry (Electronic
                       Technology) (3)                               1,554,323
            28,032   Taiwan Semiconductor Mfg. Co.,
                       A.D.R. (Electronic Technology) (3)            1,086,240
                                                               ----------------
                                                                     2,640,563
                                                               ----------------
     THAILAND (0.5%)
            63,400   Advanced Info Services (Utilities)                788,788
                                                               ----------------

-------------------------------------------------------------------------------
QUANTITY             NAME OF ISSUER                         MARKET VALUE ($)(1)
-------------------------------------------------------------------------------
   EUROPE (50.2%)

     BELGIUM (0.4%)
            17,600   UCB, S.A. (Health Technology)                     649,202
                                                               ----------------
     FINLAND (4.9%)
           133,300   Nokia Corp., A.D.R. (Electronic Tech.)          6,656,669
            46,360   Tietoenator Corp. (Technology Services)         1,553,184
                                                               ----------------
                                                                     8,209,853
                                                               ----------------
     FRANCE (8.7%)
            16,020   AXA (Finance)                                   2,533,838
            38,200   Alstom (Producer Manufacturing)                 1,036,658
             6,800   Business Objects (Tech. Services)(3)              625,115
             7,788   Carrefour, S.A. (Retail Trade)                    534,529
            14,430   France Telecom, S.A. (Utilities)                2,025,069
            13,120   Groupe Danone (Cons. Non-Durables)              1,748,160
             1,615   L'oreal Co. (Consumer Non-Durables)             1,404,146
            43,800   STMicroelectronics, A.D.R. (Electronic
                       Technology)                                   2,811,413
            21,500   Vivendi (Utilities)                             1,905,363
                                                               ----------------
                                                                    14,624,291
                                                               ----------------
     GERMANY (4.1%)
             3,397   Allianz, A.G. (Finance)                         1,237,404
            47,230   Deutsche Telekom, A.G. (Utilities)              2,698,340
            12,950   Epcos, A.G. (Electronic Technology) (3)         1,308,407
            11,600   Infineon Technologies, AG
                       (Electronic Technology) (3)                     922,929
             3,750   SAP Preferred (Technology Services)               695,576
                                                               ----------------
                                                                     6,862,656
                                                               ----------------
     IRELAND (2.1%)
            36,800   Bank of Ireland (Finance)                         231,940
            69,000   Elan Corp., p.l.c., A.D.R. (Health
                       Technology) (3)                               3,342,188
                                                               ----------------
                                                                     3,574,128
                                                               ----------------
     ITALY (5.2%)
           271,150   Banca Fideuram (Finance)                        4,106,758
           159,200   Telecom Italia (Utilities)                      2,197,546
           234,000   Telecom Italia Mobile Spa (Utilities)           2,400,115
                                                               ----------------
                                                                     8,704,419
                                                               ----------------

-------------------------------------------------------------------------------
QUANTITY             NAME OF ISSUER                         MARKET VALUE ($)(1)
-------------------------------------------------------------------------------
     NETHERLANDS (8.0%)
            54,900   ASM Lithography Holding, A.D.R.
                       (Electronic Technology) (3)                   2,422,463
            27,879   Aegon N.V., A.D.R. (Finance)                      993,195
           241,440   CMG, p.l.c. (Technology Services)               3,425,337
            38,000   Equant, A.D.R. (Technology Services)            1,634,000
            30,120   ING Groep N.V. (Finance)                        2,044,187
            13,200   Royal Dutch Petroleum, A.D.R.
                       (Energy Minerals)                               812,625
            46,620   United Pan-Europe Communications
                       N.V. (Consumer Services) (3)                  1,224,043
            31,789   Wolters Kluwer (Commercial Svcs.)                 850,185
                                                               ----------------
                                                                    13,406,035
                                                               ----------------
     SPAIN (2.6%)
            87,733   Banca Bilbao Vizcaya Argentaria, S.A.
                       (Finance) (3)                                 1,316,163
           140,110   Telefonica, S.A. (Utilities)                    3,021,928
                                                               ----------------
                                                                     4,338,091
                                                               ----------------
     SWEDEN (1.6%)
            72,800   L.M. Ericsson Telephone Co., A.D.R.
                       (Electronic Technology)                       1,456,000
            60,800   Securitas 'B '(Commercial Svcs.)                1,296,313
                                                               ----------------
                                                                     2,752,313
                                                               ----------------
     SWITZERLAND (3.4%)
               134   Givaudan (Consumer Non-Durables) (3)               40,695
               675   Novartis, A.G. (Health Technology)              1,072,648
                67   Roche Holdings, A.G. (Health Tech.)               654,314
            17,400   UBS, A.G. (Finance)                             2,557,454
             2,870   Zurich Allied, A.G. (Finance)                   1,422,583
                                                               ----------------
                                                                     5,747,694
                                                               ----------------
     UNITED KINGDOM (9.2%)
            26,154   AstraZeneca Group, p.l.c. (Health
                       Technology)                                   1,222,607
            27,700   BP Amoco, A.D.R. (Energy Minerals)              1,566,781
            65,300   Compass Group, p.l.c.. A.D.R.
                       (Consumer Services)                             860,556
            72,126   Lloyds TSB Group, p.l.c. (Finance)                681,355


         SEE ACCOMPANYING NOTES TO PORTFOLIOS OF INVESTMENTS ON PAGE 44.

SIT INTERNATIONAL GROWTH FUND
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000

-------------------------------------------------------------------------------
QUANTITY             NAME OF ISSUER                         MARKET VALUE ($)(1)
-------------------------------------------------------------------------------
           260,535   Misys, p.l.c. (Technology Services)             2,200,886
            47,005   Pearson, p.l.c. (Consumer Services)             1,494,378
             9,600   SmithKline Beecham, p.l.c., A.D.R.
                       (Health Technology)                             625,800
         1,278,175   Vodafone AirTouch, p.l.c. (Utilities)           5,166,528
            38,000   Vodafone AirTouch, A.D.R. (Utilities)           1,574,625
                                                               ----------------
                                                                    15,393,516
                                                               ----------------
   LATIN AMERICA (0.6%)
     MEXICO (0.6%)
            17,900   Telefonos de Mexico S.A., A.D.R.
                       (Utilities)                                   1,022,538
                                                               ----------------
   NORTH AMERICA (5.8%)
     CANADA (5.8%)
             9,200   JDS Uniphase Corp. (Electronic
                       Technology)                                   1,102,850
            30,200   Nortel Networks Corp. (Electronic
                       Technology)                                   2,061,150
            37,500   PMC-Sierra, Inc., A.D.R. (Electronic
                       Technology) (3)                               6,663,281
                                                               ----------------
                                                                     9,827,281
                                                               ----------------

Total common stocks                                                150,914,817
                                                               ----------------
   (cost: $96,767,253)

SHORT TERM SECURITIES (10.9%) (2)
        18,295,000   Sit Money Market Fund, 6.35% (4)               18,295,000
                                                               ----------------

   (cost: $18,295,000)

Total investments in securities
   (cost: $115,062,253) (5)                                       $169,209,817
                                                               ================


         SEE ACCOMPANYING NOTES TO PORTFOLIOS OF INVESTMENTS ON PAGE 44.
30

                  This page has been left blank intentionally.

[PHOTO]  SIT SMALL CAP GROWTH FUND
         -----------------------------------------------------------------------
         YEAR ENDED JUNE 30, 2000
         EUGENE C. SIT, CFA, SENIOR PORTFOLIO MANAGER

   The Sit Small Cap Growth Fund's one-year return was +126.2%, comparing favorably to the +14.3% return for the Russell 2000 Index and the +28.4% return for the Russell 2000 Growth Index. The Fund's since-inception, annualized return was +32.8%, more than twice the +15.2% return for Russell 2000 Index over the same time period.
   Over the past year, small stocks have regained considerable momentum relative to larger cap issues, as the Russell 2000 Index outperformed the S&P 500 Index by over seven percentage points. Small cap growth stocks fared particularly well during the period, buoyed by the continuing exceptional performance of technology stocks. The Fund has been very well positioned in many of the technology groups that have drawn investor enthusiasm over the past year. The three heaviest weighted sectors in the Fund-- electronic technology, health technology, and technology services-- posted estimated one-year returns of +312%, +174%, and 80%, respectively. While thesE exceptional returns are unlikely to be repeated over the next 12 months, we remain optimistic about fundamentals within each sector. We continue to believe that we are in the early stages of a broad-based, technological advance within our economy that is providing attractive investment opportunities in fast-growing companies in dynamic areas such as the Internet, telecommunications and biotechnology.
   As of June 30, the Fund was 84% invested in equity securities. Over the past 12 months, the most significant sector weight increases occurred in health technology and process industries through the purchases of Aclara Biosciences, Affymetrix, Protein Design Labs, and Millipore. The weights in the retail trade and utility sectors declined the most, accomplished though the sale of Ann Taylor, Men's Wearhouse, Allegiance Telecom, and Nextlink Communications.
   We believe the Fund is well positioned to grow along side some of the most dynamic small growth companies in the domestic equity market. We also remain encouraged about the return of investor interest in smaller capitalization issues. We very much appreciate shareholders' continued interest and participation in the Fund.


                        INVESTMENT OBJECTIVE AND STRATEGY

   The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 65% of its total assets in common stocks of small growth companies with capitalizations of $2.5 billion or less at the time of purchase.
   The Advisor invests in a diversified group of growing small companies it believes exhibit the potential for superior growth. The Advisor believes that a company's earnings growth is the primary determinant of its potential long-term return and evaluates a company's potential for above average long-term earnings and revenue growth.


                                PORTFOLIO SUMMARY

                   Net Asset Value  6/30/00:     $41.35 Per Share
                                    6/30/99:     $18.28 Per Share

                           Total Net Assets:    $190.6 Million

                Weighted Average Market Cap:     $11.1 Billion


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                        Electronic Technology    32.7
                          Technology Services    12.6
                            Health Technology    11.7
                                      Finance     8.3
                                    Utilities     3.7
                           Process Industries     3.4
                           Sectors Under 3.0%    11.4
                      Cash & Other Net Assets    16.2

                          AVERAGE ANNUAL TOTAL RETURNS*

                       SIT                                    RUSSELL
                    SMALL CAP          RUSSELL 2000            2000
                   GROWTH FUND             INDEX           GROWTH INDEX
                   -----------             -----           ------------

3 Month**             -2.45%               -3.78%              -7.38%
1 Year               126.20                14.32               28.39
3 Year                40.07                10.57               16.32
5 Year                32.31                14.27               15.80
Inception             32.84                15.15               17.40
  (7/1/94)


                            CUMULATIVE TOTAL RETURNS*

                       SIT                                    RUSSELL
                    SMALL CAP          RUSSELL 2000            2000
                   GROWTH FUND             INDEX           GROWTH INDEX
                   -----------             -----           ------------
1 Year               126.20%               14.32%              28.39%
3 Year               174.83                35.19               57.40
5 Year               305.51                94.84              108.26
Inception            449.84               133.21              162.04
  (7/1/94)


*AS OF 6/30/00                                                 **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL 2000 INDEX AND THE RUSSELL 2000 GROWTH INDEX.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (7/1/94) and held until 6/30/00 would have grown to $54,984 in the Fund, or $23,321 in the Russell 2000 Index assuming reinvestment of all dividends and capital gains.


                                 TOP 10 HOLDINGS

                        * SDL, Inc.
                        * PMC-Sierra, Inc.
                        * JDS Uniphase Corp.
                        * Millipore Corp.
                        * Dendrite International, Inc.
                        * Burr-Brown Corp.
                        * Applied Micro Circuits Corp.
                        * Sapient Corp.
                        * Emmis Communications Corp.
                        * RSA Security, Inc.

                        Total Number of Holdings: 68

SIT SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000

--------------------------------------------------------------------------------
QUANTITY               NAME OF ISSUER                        MARKET VALUE ($)(1)
--------------------------------------------------------------------------------
COMMON STOCKS (83.8%) (2)
     COMMERCIAL SERVICES (0.3%)
              12,000   SmartForce Public Ltd., A.D.R. (3)              $576,000
                                                                 ---------------
     CONSUMER SERVICES (2.1%)
              95,800   Emmis Communications Corp. (3)                 3,963,725
                                                                 ---------------
     ELECTRONIC TECHNOLOGY (32.7%)
              50,000   Applied Micro Circuits Corp. (3)               4,937,500
              67,000   Asyst Technologies, Inc. (3)                   2,294,750
              63,500   Burr-Brown Corp. (3)                           5,504,656
              14,500   Extreme Networks, Inc. (3)                     1,529,750
              45,000   Flextronics International, Ltd. (3)            3,090,937
              78,000   JDS Uniphase Corp. (3)                         9,350,250
              21,000   Juniper Networks, Inc. (3)                     3,056,812
              50,000   National Computer Systems, Inc.                2,462,500
               1,000   New Focus, Inc. (3)                               82,125
              49,000   PerkinElmer, Inc.                              3,240,125
              55,000   PMC-Sierra, Inc. (3)                           9,772,812
              25,400   RF Micro Devices, Inc. (3)                     2,225,675
              56,500   RSA Security, Inc. (3)                         3,912,625
              36,000   SDL, Inc. (3)                                 10,266,750
               6,000   Sycamore Networks, Inc. (3)                      662,250
                                                                 ---------------
                                                                     62,389,517
                                                                 ---------------
     ENERGY MINERALS (1.0%)
              50,500   Newfield Exploration Co. (3)                   1,975,813
                                                                 ---------------
     FINANCE (8.3%)
              51,500   Ambac Financial Group, Inc.                    2,822,844
              70,000   Arthur J. Gallagher & Co.                      2,940,000
              69,100   Everest Re Group, Ltd.                         2,271,662
              77,500   Federated Investors, Inc.                      2,717,344
              58,500   Legg Mason, Inc.                               2,925,000
              39,325   Queens County Bancorp, Inc.                      725,055
              21,800   TCF Financial Corp.                              559,988
              25,650   Waddell & Reed Financial, Inc.                   841,641
                                                                 ---------------
                                                                     15,803,534
                                                                 ---------------
     HEALTH SERVICES (2.8%)
              27,000   Allscripts, Inc. (3)                             621,000
              79,000   Oxford Health Plans, Inc. (3)                  1,881,188
              60,700   Stericycle, Inc. (3)                           1,456,800
              24,400   Trigon Healthcare, Inc. (3)                    1,279,475
                                                                 ---------------
                                                                      5,238,463
                                                                 ---------------

--------------------------------------------------------------------------------
QUANTITY               NAME OF ISSUER                        MARKET VALUE ($)(1)
--------------------------------------------------------------------------------
     HEALTH TECHNOLOGY (11.7%)
              21,500   Aclara Biosciences, Inc. (3)                   1,095,156
              15,500   Affymetrix, Inc. (3)                           2,559,437
              20,000   Alexion Pharmaceuticals, Inc. (3)              1,430,000
              71,500   Biosite Diagnostics, Inc. (3)                  3,445,406
              20,000   Caliper Technologies Corp. (3)                   920,000
               7,500   Celera Genomics (3)                              701,250
              13,880   Corixa Corp. (3)                                 595,973
              50,000   I-Stat Corp. (3)                                 871,875
              20,000   IDEC Pharmaceuticals Corp. (3)                 2,346,250
              10,500   Maxygen, Inc. (3)                                596,039
               8,000   Millenium Pharmaceuticals, Inc. (3)              895,000
              17,100   Protein Design Labs, Inc. (3)                  2,820,698
              14,000   QLT PhotoTherapeutics, Inc. (3)                1,082,375
              13,000   Sepracor, Inc. (3)                             1,568,125
              56,500   Ventana Medical Systems, Inc. (3)              1,327,750
                                                                 ---------------
                                                                     22,255,334
                                                                 ---------------
     INDUSTRIAL SERVICES (2.5%)
              49,800   Helmerich & Payne, Inc.                        1,767,900
              43,300   National - Oilwell, Inc. (3)                   1,423,488
              63,200   Pride International, Inc. (3)                  1,564,200
                                                                 ---------------
                                                                      4,755,588
                                                                 ---------------
     PROCESS INDUSTRIES (3.4%)
              86,000   Millipore Corp.                                6,482,250
                                                                 ---------------
     PRODUCER MANUFACTURING (1.2%)
              42,000   C & D Technologies, Inc.                       2,373,000
                                                                 ---------------
     RETAIL TRADE (0.8%)
              54,700   Cost Plus, Inc. (3)                            1,569,206
                                                                 ---------------
     TECHNOLOGY SERVICES (12.6%)
              22,000   BISYS Group, Inc. (3)                          1,353,000
              22,700   Business Objects S.A., A.D.R. (3)              2,000,438
              11,500   Cais Internet, Inc. (3)                          161,719
             177,750   Dendrite International, Inc. (3)               5,921,297
               5,250   Diamond Technology Partners, Inc. (3)            462,000
              57,400   Great Plains Software, Inc. (3)                1,126,475
              20,000   Inktomi Corp. (3)                              2,365,000
              26,000   Internap Network Services Corp. (3)            1,079,406
              60,000   Legato Systems, Inc. (3)                         907,500
              21,000   Mercury Interactive Corp. (3)                  2,031,750
              18,000   Portal Software, Inc. (3)                      1,149,750
              41,000   Sapient Corp. (3)                              4,384,437
              29,500   VerticalNet, Inc. (3)                          1,089,656
                                                                 ---------------
                                                                     24,032,428
                                                                 ---------------

--------------------------------------------------------------------------------
QUANTITY               NAME OF ISSUER                        MARKET VALUE ($)(1)
--------------------------------------------------------------------------------
     TRANSPORTATION (0.7%)
              28,600   C.H. Robinson Worldwide, Inc.                  1,415,700
                                                                 ---------------
     UTILITIES (3.7%)
              91,700   Adelphia Business Solutions, Inc. (3)          2,126,294
              45,200   Pinnacle Holdings, Inc. (3)                    2,440,800
              31,500   Rural Cellular Corp. (3)                       2,411,719
                                                                 ---------------
                                                                      6,978,813
                                                                 ---------------

Total common stocks                                                 159,809,371
         (cost: $79,402,563)                                     ---------------

SHORT-TERM SECURITIES (17.8%) (2)
          33,983,000   Sit Money Market Fund, 6.35% (4)              33,983,000
                                                                 ---------------
         (cost: $33,983,000)

Total investments in securities
         (cost: $113,385,563) (5)                                  $193,792,371
                                                                 ===============


         SEE ACCOMPANYING NOTES TO PORTFOLIOS OF INVESTMENTS ON PAGE 44.

[PHOTO]  SIT SCIENCE AND TECHNOLOGY GROWTH FUND
         YEAR ENDED JUNE 30, 2000
         -----------------------------------------------------------------------
         EUGENE C. SIT, CFA, SENIOR PORTFOLIO MANAGER

   For the year ended June 30, 2000, the Sit Science and Technology Growth Fund posted a return of +119.2%, comparing favorably to the +7.3% return for the S&P 500 Index. The Pacific Stock Exchange Technology Index increased +83.6% over the same time period.
   Technology stocks continue to provide leadership in the domestic equity market. Although most major stock indices posted positive returns over the past 12 months, we estimate that many indices, including the S&P 500 Index, would have posted negative returns were it not for the strong performance of the electronic technology sector. Investor enthusiasm for technology stocks rests largely on the accelerating pace of change occurring within our "new economy" that is being facilitated by surging innovation combined with strong worldwide corporate spending on information technology. There continues to be a multitude of themes driving investment opportunities within the science and technology sectors. Innovations in biotechnology, the rapid build-out of telecommunications infrastructure, E-commerce, and a powerful cyclical upswing in the semiconductor industry are a few examples of current areas of emphasis within the Fund.
   The Fund's returns in the electronic technology sector were especially strong, and we estimate that the 12-month return for the sector within the Fund was +169%. The other two major sectors-- health technology and technology services-- produced estimated returns of +97% and +81%, respectively. The most significant contributors tO the Fund's performance over the past year include:
SDL (+1017%), Check Point Software (+654%), Protein Design Labs (+643%), PMC Sierra (+503%), Applied Micro Circuit (+391%), and JDS Uniphase (+328%). Since the strong investment returns for technology stocks in recent periods have resulted in an increase in valuations for the stocks, we expect that sector volatility will remain high. However, we believe that the fundamental outlook for technology companies remains strong. Volatility and market "corrections" that inevitably occur within the sector from time to time serve to create investment opportunities.
   Sector changes have been relatively minor over the past year, with a slight weighting shift out of the health technology sector into electronic technology and technology services sectors. As of June 30, 2000, the Fund was 95% invested in equity securities.


                        INVESTMENT OBJECTIVE AND STRATEGY

   The objective of the Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its total assets in common stocks of companies principally engaged in science and technology business activities. Such companies include those whose assets, gross income, or net profits are significantly committed to, or derived from, science and technology. The Adviser seeks stocks of science and technology companies having superior growth potential in virtually any industry in which they may be found.


                                PORTFOLIO SUMMARY

                   Net Asset Value  6/30/00:    $33.38 Per Share
                                    6/30/99:    $15.23 Per Share

                           Total Net Assets:    $46.2 Million
                Weighted Average Market Cap:    $77.1 Billion


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                        Electronic Technology    52.2
                          Technology Services    21.1
                            Health Technology    17.2
                                    Utilities     3.4
                       Producer Manufacturing     1.4
                      Cash & Other Net Assets     4.7

                          AVERAGE ANNUAL TOTAL RETURNS*

                       SIT          PACIFIC STOCK
                   SCIENCE AND        EXCHANGE
                   TECHNOLOGY        TECHNOLOGY           S&P
                   GROWTH FUND        100 INDEX       500 INDEX*
                   -----------        ---------       ----------

3 Month**             -0.54%           -5.21%          -2.66%
1 Year               119.17            83.61            7.25
Inception             62.00            70.46           19.16
  (12/31/97)


                            CUMULATIVE TOTAL RETURNS*

                       SIT          PACIFIC STOCK
                   SCIENCE AND        EXCHANGE
                   TECHNOLOGY        TECHNOLOGY           S&P
                   GROWTH FUND        100 INDEX       500 INDEX*
                   -----------        ---------       ----------

1 Year               119.17%           83.61%           7.25%
Inception            233.80           279.07           54.97
  (12/31/97)


*AS OF 6/30/00                                                 **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE PACIFIC STOCK EXCHANGE TECHNOLOGY 100 INDEX AND THE S&P 500 INDEX.
*THE FUND HAS DETERMINED THAT THE S&P 500 INDEX IS MORE REPRESENTATIVE OF THE PORTFOLIO AND IS NOW USING THIS INDEX AS ITS PRIMARY INDEX.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/31/97) and held until 6/30/00 would have grown to $33,380 in the Fund, $15,497 in the S&P 500 Index, or $37,907 in the PSETech 100 Index assuming reinvestment of all dividends and capital gains.


                                 TOP 10 HOLDINGS

                       * SDL, Inc.
                       * Cisco Systems, Inc.
                       * Microsoft Corp.
                       * PMC - Sierra, Inc.
                       * Check Point Software Technology
                       * Protein Design Labs
                       * Applied Micro Circuits Corp.
                       * Intel Corp.
                       * Corning, Inc.
                       * JDS Uniphase Corp.

                         Total Number of Holdings: 60

SIT SCIENCE AND TECHNOLOGY GROWTH FUND
------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000

------------------------------------------------------------------------------
QUANTITY          NAME OF ISSUER                           MARKET VALUE ($)(1)
------------------------------------------------------------------------------
COMMON STOCKS (95.3%) (2)

   ELECTRONIC TECHNOLOGY (52.2%)
          11,000  ADC Telecommunications, Inc. (3)                $922,625
           7,000  Amdocs, Ltd. (3)                                 537,250
          11,000  Analog Devices, Inc. (3)                         836,000
           4,500  Applied Materials, Inc. (3)                      407,813
          14,000  Applied Micro Circuits Corp. (3)               1,382,500
          28,000  Cisco Systems, Inc. (3)                        1,779,750
           7,500  Comverse Technology, Inc. (3)                    697,500
           4,000  Corning, Inc.                                  1,079,500
           9,200  EMC Corp. (3)                                    707,825
          10,000  Harmonic, Inc. (3)                               247,500
           9,000  Intel Corp.                                    1,203,187
           9,000  JDS Uniphase Corp. (3)                         1,078,875
          20,000  Jabil Circuit, Inc. (3)                          992,500
           3,000  Juniper Networks, Inc. (3)                       436,688
           8,000  Lexmark International Group, Inc. (3)            538,000
          12,000  Nokia Corp., A.D.R.                              599,250
           7,000  Nortel Networks Corp.                            477,750
           8,500  PMC-Sierra, Inc. (3)                           1,510,344
           4,000  QUALCOMM, Inc. (3)                               240,000
           8,000  RF Micro Devices, Inc. (3)                       701,000
          10,000  SDL, Inc. (3)                                  2,851,875
          12,000  STMicroelectronics, A.D.R.                       770,250
          14,000  Scientific-Atlanta, Inc.                       1,043,000
           6,500  Tellabs, Inc. (3)                                444,844
           8,000  Teradyne, Inc. (3)                               588,000
           4,000  Texas Instruments, Inc.                          274,750
           8,500  Three-Five Systems, Inc. (3)                     501,500
          10,000  Vitesse Semiconductor Corp. (3)                  735,625
           6,000  Xilinx, Inc. (3)                                 495,375
                                                          -----------------
                                                                24,081,076
                                                          -----------------
   HEALTH TECHNOLOGY (17.2%)
           3,000  Affymetrix, Inc. (3)                             495,375
           8,500  Amgen, Inc. (3)                                  597,125
           9,000  Biogen, Inc. (3)                                 580,500
           7,500  Bristol Myers Squibb Co.                         436,875
           1,800  Celera Genomics (3)                              168,300
           8,000  IDEC Pharmaceuticals Corp. (3)                   938,500
          12,000  Immunex Corp. (3)                                593,250
           6,000  MedImmune, Inc. (3)                              444,000

------------------------------------------------------------------------------
QUANTITY          NAME OF ISSUER                           MARKET VALUE ($)(1)
------------------------------------------------------------------------------
           6,000  Medtronic, Inc.                                  298,875
           5,000  Millennium Pharmaceuticals, Inc. (3)             559,375
           8,500  Protein Design Labs (3)                        1,402,102
          15,150  Pfizer, Inc.                                     727,200
           4,000  QLT PhotoTherapeutics, Inc. (3)                  309,250
           9,000  Stryker Corp.                                    393,750
                                                          -----------------
                                                                 7,944,477
                                                          -----------------
   PRODUCER MANUFACTURER (1.4%)
          15,000  Capstone Turbine Corp. (3)                       675,937
                                                          -----------------
   TECHNOLOGY SERVICES (21.1%)
           6,000  America Online, Inc. (3)                         316,500
          14,000  BEA Systems, Inc. (3)                            692,125
           7,000  Check Point Software Technology (3)            1,482,250
          20,000  Dendrite International, Inc. (3)                 666,250
           6,100  Digital Insight Corp. (3)                        207,400
          10,000  Exodus Communications, Inc. (3)                  460,625
           8,000  I2 Technologies, Inc. (3)                        834,125
           6,000  Inktomi Corp. (3)                                709,500
          11,000  Legato Systems, Inc. (3)                         166,375
           5,000  Mercury Interactive Corp. (3)                    483,750
           4,000  Micromuse, Inc. (3)                              661,937
          20,000  Microsoft Corp. (3)                            1,600,000
           3,000  Siebel Systems, Inc. (3)                         490,688
           9,000  TIBCO Software, Inc. (3)                         965,109
                                                          -----------------
                                                                 9,736,634
                                                          -----------------
   UTILITIES (3.4%)
          12,500  Sprint Corp.                                     637,500
          15,000  Nextel Communications, Inc. (3)                  917,812
                                                          -----------------
                                                                 1,555,312
                                                          -----------------

Total common stocks                                             43,993,436
                                                          -----------------
   (cost:  $22,197,409)

SHORT-TERM SECURITIES (5.3%) (2)
       2,459,000  Sit Money Market Fund, 6.35% (4)               2,459,000
                                                          -----------------
   (cost:  $2,459,000)

Total investments in securities
   (cost:  $24,656,409) (5)                                    $46,452,436
                                                          =================


         SEE ACCOMPANYING NOTES TO PORTFOLIOS OF INVESTMENTS ON PAGE 44.
38

                  This page has been left blank intentionally.

[PHOTO]  SIT DEVELOPING MARKETS GROWTH FUND
         YEAR ENDED JUNE 30, 2000
         -----------------------------------------------------------------------
         EUGENE C. SIT, CFA, SENIOR PORTFOLIO MANAGER

   The Sit Developing Markets Growth Fund posted a +34.57% return for the year ended June 30, 2000, compared to a +7.66% rise in the MSCI Emerging Markets Free Index and a +13.06% rise in the Lipper Emerging Markets Index. During the year, the fund's overweight position in Asia and the technology and telecommunication sectors contributed to this strong outperformance. However, recently the Fund has given up some of its gains of the past year, as the global correction in growth equities has extended into the emerging markets. In the quarter ended June 30, 2000, the Fund lost -12.45% compared to -10.79% for the MSCI Emerging Markets Free Index and -11.44% for the Lipper Emerging Markets Index.
   The Fund remains overweight in Asia, with a 53.1% weighting as of June 30 vs. 44.8% for the MSCI Emerging Markets Free Index. Economic growth in this region continues to exceed expectations, and we took advantage of the sell-off in Asian equities during the quarter by increasing our positions in some of our existing holdings such as President Chain Store and China-Hong Kong Photo. We also added a new position in Citic Pacific, a diversified conglomerate that is well-positioned to benefit from the nascent economic turnaround in China.
   During the quarter, the Fund increased its weighting in Latin America to 18.3% vs. 27.7% for the MSCI Emerging Markets Free Index. Economic and political fundamentals in the region continue to improve, with the recent unprecedented election of an opposition party member, Vicente Fox, to the presidency of Mexico the most notable example that political reform is making progress in Latin America. The Fund recently added Tele Norte Leste Participaco, a leading Brazilian telecom operator, to its holdings.
   We maintain an underweight position in Emerging-Europe, Middle East, and Africa of 20.2% vs. 27.5% for the Index. Our exposure to this region increased during the quarter through the addition of an Israeli technology firm, Check Point Software.


                        INVESTMENT OBJECTIVE AND STRATEGY

   The Fund seeks to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 65% of its total assets in common stocks of companies domiciled or operating in a developing market. In selecting investments for the Fund, the Sub-Advisor begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Sub-Adviser seeks industries and sectors that appear to have strong earnings growth prospects. Within the selected industries and sectors, the Sub-Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.


                                PORTFOLIO SUMMARY

                  Net Asset Value   6/30/00:     $13.43 Per Share
                                    6/30/99:     $ 9.98 Per Share

                           Total Net Assets:     $14.7 Million

                Weighted Average Market Cap:     $53.9 Billion


                         PORTFOLIO STRUCTURE - BY REGION
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                           Sit Developing          MSCI Emerging
                         Markets Growth Fund    Markets Free Index

                     Asia       53.1                   44.8
            Latin America       18.3                   27.7
       Africa/Middle East       14.6                   14.9
                   Europe        5.6                   12.6
            North America        0.7                    0.0
  Cash & Other Net Assets        7.7                    0.0

                          AVERAGE ANNUAL TOTAL RETURNS*

                           SIT                 MSCI               LIPPER
                       DEVELOPING            EMERGING            EMERGING
                        MARKETS               MARKETS             MARKETS
                       GROWTH FUND          FREE INDEX             INDEX
                       -----------          ----------           --------

3 Month**               -12.45%              -10.79%             -11.44%
1 Year                   34.57                 7.66               13.06
3 Year                    1.03                -7.01               -5.23
5 Year                    7.43                -1.12                1.75
Inception                 5.16                -1.21                1.16
  (7/1/94)


                            CUMULATIVE TOTAL RETURNS*

                           SIT                 MSCI               LIPPER
                       DEVELOPING            EMERGING            EMERGING
                        MARKETS               MARKETS             MARKETS
                       GROWTH FUND          FREE INDEX             INDEX
                       -----------          ----------           --------

1 Year                   34.57%                7.66%              13.06%
3 Year                    3.11               -19.60              -14.89
5 Year                   43.06                -5.49                9.06
Inception                35.29                -7.02                7.20
  (7/1/94)


*AS OF 6/30/00                                                 **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MSCI EMERGING MARKETS FREE INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

The sum of $10,000 invested at inception (7/1/94) and held until 6/30/00 would have grown to $13,529 in the Fund, or $9,298 in the Morgan Stanley Capital Int'l Emerging Markets Free Index assuming reinvestment of all dividends and capital gains.


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                        Electronic Technology    33.3
                                    Utilities    28.5
                                 Retail Trade     9.8
                          Technology Services     7.1
                                      Finance     7.9
                       Sectors less than 4.0%     5.7
                      Cash & Other Net Assets     7.7

SIT DEVELOPING MARKETS GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - JUNE 30, 2000

                              10 LARGEST HOLDINGS

                      * Telefonos de Mexico, A.D.R.
                      * Samsung Electronics
                      * Datacraft Asia, Ltd.
                      * Hon Hai Precision Industry
                      * Dimension Data Holdings, Ltd.
                      * Wal-Mart de Mexico
                      * Nice Systems, Ltd., A.D.R.
                      * SK Telecom Co., A.D.R.
                      * China Mobile (Hong Kong) Limited
                      * India Fund

                        Total Number of Holdings: 54

--------------------------------------------------------------------------------
QUANTITY                 NAME OF ISSUER                      MARKET VALUE ($)(1)
--------------------------------------------------------------------------------
COMMON STOCKS (89.2%)(2)

     AFRICA/ MIDDLE EAST (14.6%)
       ISRAEL (10.1%)
                 1,900   Amdocs, Ltd. (Electronic Technology) (3)      $145,825
                   900   Check Point Software Technologies, Ltd.
                           (Technology Services) (3)                    190,575
                 3,400   Comverse Technology, Inc. (Electronic
                           Technology) (3)                              316,200
                 6,800   Nice Systems, Ltd., A.D.R. (Electronic
                           Technology ) (3)                             524,875
                 6,800   RADVision, Ltd. (Technology Services) (3)      189,975
                 4,200   RADWARE, Ltd. (Electronic Technology) (3)      111,300
                                                                     -----------
                                                                      1,478,750
                                                                     -----------
       SOUTH AFRICA (4.5%)
                65,506   Dimension Data Holdings, Ltd.
                           (Technology Services)                        542,037
                51,455   Old Mutual p.l.c. (Finance) (3)                113,146
                                                                     -----------
                                                                        655,183
                                                                     -----------
     ASIA (50.0%)
       HONG KONG (6.9%)
                13,000   Cheung Kong Hldgs., Ltd. (Indus. Svcs.)        143,842
             1,280,000   China Hong Kong Photo Products Hldgs.,
                           Ltd. (Retail Trade)                          159,281
                56,000   China Mobile (Hong Kong) Limited
                           (Utilities) (3)                              493,904
                27,000   Citic Pacific, Ltd. (Utilities)                141,321
                36,000   Pacific Century CyberWorks Limited
                           (Technology Services)                         71,122
                                                                     -----------
                                                                      1,009,470
                                                                     -----------

--------------------------------------------------------------------------------
QUANTITY                 NAME OF ISSUER                      MARKET VALUE ($)(1)
--------------------------------------------------------------------------------
       INDONESIA (0.8%)
               189,000   PT Ramayana Lestari (Retail Trade)             120,929
                                                                     -----------

       MALAYSIA (1.7%)
                24,000   Commerce Asset-Holding Berhad (Finance)         69,475
                15,000   Malayan Banking Berhad (Finance)                60,791
                43,000   Resorts World Berhad (Consumer
                           Services)                                    117,687
                                                                     -----------
                                                                        247,953
                                                                     -----------
       PHILIPPINES (0.6%)
             2,343,000   Digital Telecom Philippines (Utilities) (3)     40,108
               424,000   SM Prime Holdings, Inc. (Retail Trade)          51,003
                                                                     -----------
                                                                         91,111
                                                                     -----------
       SINGAPORE (8.9%)
                 5,500   Creative Technology, Ltd. (Electronic
                           Technology)                                  131,313
                72,800   Datacraft Asia, Ltd. (Electronic Tech.)        640,640
                11,097   DBS Group Holdings, Ltd. (Finance)             142,485
                51,000   Natsteel Electronics, Ltd. (Electronic
                           Technology)                                  156,335
                23,000   Venture Mfg., Ltd. (Electronic Tech.)          234,126
                                                                     -----------
                                                                      1,304,899
                                                                     -----------

       SOUTH KOREA (12.2%)
                 8,700   Korea Electric Power, A.D.R. (Utilities)       160,406
                 3,000   Korea Telecom Corp. (Utilities)                264,218
                 3,000   Korea Telecom Corp., A.D.R. (Utilities)        145,125
                14,200   SK Telecom Co., A.D.R. (Utilities)             515,638
                 2,129   Samsung Electronics (Electronic
                           Technology)                                  704,582
                                                                     -----------
                                                                      1,789,969
                                                                     -----------
       TAIWAN (14.0%)
                41,816   Accton Technology Corp., G.D.R
                           (Electronic Technology) (3)                  183,990
                91,906   Chroma Ate, Inc. (Electronic Technology) (3)   205,900
                67,880   Hon Hai Precision Industry (Electronic
                           Technology) (3)                              612,703
                96,420   President Chain Store Corp. (Retail Trade)     360,021
               131,128   Phoenixtec Power Co. (Elec. Tech.)             238,421
                80,294   Taiwan Semiconductor Co. (Electronic
                           Technology) (3)                              380,629
                84,000   United World Chinese Commercial Bank
                           (Finance)                                     79,639
                                                                     -----------
                                                                      2,061,303
                                                                     -----------

--------------------------------------------------------------------------------
QUANTITY                 NAME OF ISSUER                      MARKET VALUE ($)(1)
--------------------------------------------------------------------------------
       THAILAND (4.9%)
                32,800   Advanced Info Services (Utilities)             408,079
                42,000   Hana Microelectronics Public Co., Ltd.
                           (Electronic Technology)                      310,526
                                                                    ------------
                                                                        718,605
                                                                    ------------

     EUROPE (5.6%)
       GREECE (2.8%)
                 5,906   Alpha Bank (Finance)                           234,342
                 5,000   Hellenic Telecommunications Org. S.A.
                           (OTE) (Utilities)                             60,938
                10,500   Panafon Telecom (Utilities)                    119,814
                                                                    ------------
                                                                        415,094
                                                                    ------------
       SPAIN (2.8%)
                 5,550   Telefonica, A.D.R. (Utilities)                 355,547
                 1,200   Terra Networks, S.A., A.D.R.
                           (Technology Services) (3)                     43,763
                                                                    ------------
                                                                        399,310
                                                                    ------------
     LATIN AMERICA (18.3%)
       BRAZIL (7.2%)
                 6,900   Companhia Brasileira de Distribuicao
                           Grupo Pao de Acucar (Retail Trade)           221,663
                 9,100   Embratel Participacoes, A.D.R.
                           (Utilities)                                  214,988
                 5,860   Petrobras (Energy Minerals)                    177,039
                 3,000   Tele Centro Sul Participacoes S.A.,
                           A.D.R. (Utilities)                           219,188
                 6,100   Tele Norte Leste Participacoes S.A.
                           (Utilities)                                  144,113
                 4,400   Telesp Participacoes S.A., A.D.R.
                           (Utilities) (3)                               81,400
                                                                    ------------
                                                                      1,058,391
                                                                    ------------
       MEXICO (11.1%)
                 5,800   Grupo Televisa S.A. (Consumer Services)        399,838
                12,400   Telefonos de Mexico, A.D.R. (Utilities)        708,350
               223,700   Wal-Mart de Mexico (Retail Trade) (3)          524,979
                                                                    ------------
                                                                      1,633,167
                                                                    ------------
     NORTH AMERICA (0.7%)
       CANADA (0.7%)
                 5,800   Telesystems Int'l. Wireless, Inc.
                           (Utilities) (3)            106,083
                                                                    ------------

Total common stocks                                                  13,090,217
                                                                    ------------
       (cost:  $8,030,909)

--------------------------------------------------------------------------------
QUANTITY                 NAME OF ISSUER                      MARKET VALUE ($)(1)
--------------------------------------------------------------------------------
CLOSED-END MUTUAL FUND (3.1%) (2)
                31,600   India Fund (Consumer Services)                 448,325
                                                                    ------------
       (cost: $564,571)

SHORT-TERM SECURITIES (10.2%) (2)
             1,500,000   Sit Money Market Fund, 6.35% (4)             1,500,000
                                                                    ------------

       (cost: $1,500,000)

Total investments in securities
       (cost: $10,095,480) (5)                                      $15,038,542
                                                                    ============


         SEE ACCOMPANYING NOTES TO PORTFOLIOS OF INVESTMENTS ON PAGE 44.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO PORTFOLIOS OF INVESTMENTS

(1) Securities are valued by procedures described in note 1 to the financial statements.

(2)   Percentage figures indicate percentage of total net assets.

(3)   Presently non-income producing securities.

(4) This security represents an investment in an affiliated party. See note 3 to the accompanying financial statements.

(5) At June 30, 2000, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

                                                                  LARGE CAP        REGIONAL          MID CAP
                                                  BALANCED         GROWTH           GROWTH            GROWTH
                                                    FUND            FUND             FUND              FUND
                                               -------------    -------------    -------------    -------------
Cost for federal income tax purposes           $  16,744,399    $ 104,560,639    $   4,456,785    $ 294,494,756
                                               =============    =============    =============    =============

Unrealized appreciation (depreciation) on
    investments:
         Gross unrealized appreciation         $   3,839,621    $  71,004,864    $   2,034,484    $ 266,156,875
         Gross unrealized depreciation              (279,034)      (2,522,021)         (84,163)      (3,769,383)
                                               -------------    -------------    -------------    -------------

Net unrealized appreciation                    $   3,560,587    $  68,482,843    $   1,950,321    $ 262,387,492
                                               =============    =============    =============    =============

                                                                                  SCIENCE AND      DEVELOPING
                                               INTERNATIONAL      SMALL CAP       TECHNOLOGY         MARKETS
                                                  GROWTH           GROWTH           GROWTH           GROWTH
                                                   FUND             FUND             FUND             FUND
                                               -------------    -------------    -------------    -------------

Cost for federal income tax purposes           $ 117,008,717    $ 113,866,926    $  24,831,047    $  10,095,480
                                               =============    =============    =============    =============

Unrealized appreciation (depreciation) on
    investments:
         Gross unrealized appreciation         $  56,997,378    $  82,491,077    $  22,669,985    $  15,038,542
         Gross unrealized depreciation            (4,796,278)      (2,565,632)      (1,048,596)     (10,095,480)
                                               -------------    -------------    -------------    -------------

Net unrealized appreciation                    $  52,201,100    $  79,925,445    $  21,621,389    $   4,943,062
                                               =============    =============    =============    =============

                  This page has been left blank intentionally.

SIT MUTUAL FUNDS
JUNE 30, 2000
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS & LIABILITIES


                                                          LARGE CAP        REGIONAL          MID CAP
                                         BALANCED          GROWTH           GROWTH           GROWTH
ASSETS                                     FUND             FUND             FUND             FUND
                                      ---------------  ---------------  ---------------  ---------------
Investments in securities, at
    identified cost                   $    16,737,679  $   104,560,639  $     4,439,761  $   294,157,607
                                      ===============  ===============  ===============  ===============

Investments in securities, at
    market value - see
    accompanying schedule for detail  $    20,304,986  $   173,043,482  $     6,407,106  $   556,882,248
Cash in bank on demand
    deposit                                    50,508          229,459           36,363            2,674
Receivables:
    Dividends and accrued interest             98,253           63,984            4,827          281,033
    Fund shares sold                               --               --               --            8,606
    Investment securities sold                 70,511        1,544,499          176,039       15,289,795
    Other receivables                              --            6,585              374               --
                                      ---------------  ---------------  ---------------  ---------------

           Total assets                    20,524,258      174,888,009        6,624,709      572,464,356
                                      ---------------  ---------------  ---------------  ---------------


LIABILITIES
Payables:
    Disbursements in excess of
       cash balances                               --               --               --               --
    Investment securities purchased         1,204,663        2,345,769           36,000        5,354,429
    Fund shares redeemed                           --               --               --            9,004
    Accrued investment management
       and advisory services fee               15,493          141,968            5,469          460,510
    Other payables                                587               --               --            1,276
                                      ---------------  ---------------  ---------------  ---------------

           Total liabilities                1,220,743        2,487,737           41,469        5,825,219
                                      ---------------  ---------------  ---------------  ---------------

Net assets applicable to
    outstanding capital stock              19,303,515      172,400,272        6,583,240      566,639,137
                                      ===============  ===============  ===============  ===============

Capital stock
    Par                               $         0.001  $         0.001  $         0.001  $         0.001

    Authorized shares                  10,000,000,000   10,000,000,000   10,000,000,000   10,000,000,000
    Outstanding shares                      1,006,252        2,708,014          470,260       24,040,686
                                      ===============  ===============  ===============  ===============

Net asset value per share of
    outstanding capital stock         $         19.18  $         63.66  $         14.00  $         23.57
                                      ===============  ===============  ===============  ===============

                                                                          SCIENCE AND      DEVELOPING
                                       INTERNATIONAL      SMALL CAP        TECHNOLOGY        MARKETS
                                           GROWTH          GROWTH            GROWTH           GROWTH
ASSETS                                      FUND            FUND              FUND             FUND
                                      ---------------  ---------------  ---------------  ---------------
Investments in securities, at
    identified cost                   $   115,062,253  $   113,385,563  $    24,656,409  $    10,095,480
                                      ===============  ===============  ===============  ===============

Investments in securities, at
    market value - see
    accompanying schedule for detail  $   169,209,817  $   193,792,371  $    46,452,436  $    15,038,542
Cash in bank on demand
    deposit                                        --          416,004           46,260               --
Receivables:
    Dividends and accrued interest            212,317          145,816            8,647           24,386
    Fund shares sold                               --          254,237                2               --
    Investment securities sold              2,125,278               --               --          323,000
    Other receivables                           2,163               --               --               --
                                      ---------------  ---------------  ---------------  ---------------

           Total assets                   171,549,575      194,608,428       46,507,345       15,385,928
                                      ---------------  ---------------  ---------------  ---------------


LIABILITIES
Payables:
    Disbursements in excess of
       cash balances                          429,690               --               --           64,764
    Investment securities purchased         2,980,441        3,733,377          286,000          613,072
    Fund shares redeemed                       23,174           29,864               --               --
    Accrued investment management
       and advisory services fee              207,165          213,432           45,298           30,341
    Other payables                                 --            2,149            3,323            1,961
                                      ---------------  ---------------  ---------------  ---------------

           Total liabilities                3,640,470        3,978,822          334,621          710,138
                                      ---------------  ---------------  ---------------  ---------------

Net assets applicable to
    outstanding capital stock             167,909,105      190,629,606       46,172,724       14,675,790
                                      ===============  ===============  ===============  ===============

Capital stock
    Par                               $         0.001  $         0.001  $         0.001  $         0.001

    Authorized shares                  10,000,000,000   10,000,000,000   10,000,000,000   10,000,000,000
    Outstanding shares                      7,120,972        4,609,831        1,383,370        1,092,637
                                      ===============  ===============  ===============  ===============

Net asset value per share of
    outstanding capital stock         $         23.58  $         41.35  $         33.38  $         13.43
                                      ===============  ===============  ===============  ===============


           See accompanying notes to financial statements on page 54.

SIT MUTUAL FUNDS
YEAR ENDED JUNE 30, 2000
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS


                                                                     LARGE CAP        REGIONAL          MID CAP
                                                      BALANCED        GROWTH           GROWTH           GROWTH
                                                        FUND           FUND             FUND             FUND
                                                   -------------   -------------    -------------    -------------
INVESTMENT INCOME:
      INCOME:
          Dividends *                              $      52,444   $     700,769    $      49,426    $     784,398
          Interest                                       441,016         370,895           14,095        1,239,340
                                                   -------------   -------------    -------------    -------------
                  Total income                           493,460       1,071,664           63,521        2,023,738
                                                   -------------   -------------    -------------    -------------

      EXPENSES (NOTE 3):
          Investment management and
              advisory services fee                      147,510       1,545,264           88,635        6,048,102
              Less fees and expenses absorbed
                  by investment adviser                       --              --          (17,727)      (1,209,620)
                                                   -------------   -------------    -------------    -------------

              Total net expenses                         147,510       1,545,264           70,908        4,838,482
                                                   -------------   -------------    -------------    -------------

              Net investment income (loss)               345,950        (473,600)          (7,387)      (2,814,744)
                                                   -------------   -------------    -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
      INVESTMENTS:
          Net realized gain (loss) (note 2)              386,585      14,050,650           75,289      130,733,235
          Net change in unrealized appreciation
              (depreciation) on investments            1,495,679      23,703,251          366,960      124,287,559
          Realized gain (loss) on foreign
              currency transactions                           --              --               --               --
          Net change in unrealized appreciation
              (depreciation) on foreign currency
              transactions (note 3)                           --              --               --               --
                                                   -------------   -------------    -------------    -------------

              Net gain (loss) on investments           1,882,264      37,753,901          442,249      255,020,794
                                                   -------------   -------------    -------------    -------------

Net increase (decrease) in net assets
      resulting from operations                    $   2,228,214   $  37,280,301    $     434,862    $ 252,206,050
                                                   =============   =============    =============    =============

                                                                                      SCIENCE AND      DEVELOPING
                                                   INTERNATIONAL     SMALL CAP        TECHNOLOGY         MARKETS
                                                      GROWTH           GROWTH           GROWTH            GROWTH
                                                       FUND             FUND             FUND              FUND
                                                   -------------    -------------    -------------    -------------
INVESTMENT INCOME:
      INCOME:
          Dividends *                              $     939,321    $     175,607    $      22,970    $      95,618
          Interest                                       526,105          513,779           83,407           90,446
                                                   -------------    -------------    -------------    -------------
                  Total income                         1,465,426          689,386          106,377          186,064
                                                   -------------    -------------    -------------    -------------

      EXPENSES (NOTE 3):
          Investment management and
              advisory services fee                    2,473,465        1,541,681          409,752          256,816
              Less fees and expenses absorbed
                  by investment adviser                 (467,953)              --          (68,292)              --
                                                   -------------    -------------    -------------    -------------

              Total net expenses                       2,005,512        1,541,681          341,460          256,816
                                                   -------------    -------------    -------------    -------------

              Net investment income (loss)              (540,086)        (852,295)        (235,083)         (70,752)
                                                   -------------    -------------    -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
      INVESTMENTS:
          Net realized gain (loss) (note 2)            8,621,857        8,186,994          971,751        1,521,891
          Net change in unrealized appreciation
              (depreciation) on investments           20,277,109       63,935,065       18,189,694        2,157,662
          Realized gain (loss) on foreign
              currency transactions                   (1,786,833)              --               --           (8,215)
          Net change in unrealized appreciation
              (depreciation) on foreign currency
              transactions (note 3)                        9,112               --               --            1,592
                                                   -------------    -------------    -------------    -------------

              Net gain (loss) on investments          27,121,245       72,122,059       19,161,445        3,672,930
                                                   -------------    -------------    -------------    -------------

Net increase (decrease) in net assets
      resulting from operations                    $  26,581,159    $  71,269,764    $  18,926,362    $   3,602,178
                                                   =============    =============    =============    =============

----------------------

 * Dividends are net of foreign withholding tax of $90,820 and $12,782 in the International Growth Fund and Developing Markets Growth Fund, respectively.


           See accompanying notes to financial statements on page 54.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS


                                                                            BALANCED                         LARGE CAP
                                                                              FUND                          GROWTH FUND
                                                                ------------------------------    ------------------------------
                                                                 YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                                  JUNE 30,         JUNE 30,          JUNE 30,         JUNE 30,
                                                                    2000             1999              2000             1999
                                                                -------------    -------------    -------------    -------------
OPERATIONS:
    Net investment income (loss)                                $     345,950    $     175,194    ($    473,600)   ($    117,054)
    Net realized gain (loss) on investments                           386,585          591,404       14,050,650       17,648,687
    Net change in unrealized appreciation
       (depreciation) on investments                                1,495,679          205,945       23,703,251        2,230,110
    Net realized gain (loss) on foreign currency transactions              --               --               --               --
    Net change in unrealized appreciation (depreciation) on
       foreign currency transactions                                       --               --               --               --
                                                                -------------    -------------    -------------    -------------

       Net increase (decrease) in net assets resulting from
         operations                                                 2,228,214          972,543       37,280,301       19,761,743
                                                                -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                            (283,000)        (147,000)              --          (17,000)
    Net realized gains on investments                                (542,000)        (350,000)      (8,800,000)      (9,200,000)
                                                                -------------    -------------    -------------    -------------

       Total distributions                                           (825,000)        (497,000)      (8,800,000)      (9,217,000)
                                                                -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold                                       8,343,376        6,001,022       39,161,983       55,525,759
    Reinvested distributions                                          818,430          491,654        8,606,014        9,042,427
    Payments for shares redeemed                                   (3,373,868)      (2,277,394)     (44,105,722)     (52,351,385)
                                                                -------------    -------------    -------------    -------------

       Increase (decrease) in net assets from
         capital share transactions                                 5,787,938        4,215,282        3,662,275       12,216,801
                                                                -------------    -------------    -------------    -------------

         Total increase in net assets                               7,191,152        4,690,825       32,142,576       22,761,544
NET ASSETS
    Beginning of period                                            12,112,363        7,421,538      140,257,696      117,496,152
                                                                -------------    -------------    -------------    -------------
    End of period                                               $  19,303,515    $  12,112,363    $ 172,400,272    $ 140,257,696
                                                                =============    =============    =============    =============
NET ASSETS CONSIST OF:
    Capital (par value and paid-in surplus)                     $  15,234,069    $   9,446,131    $  91,628,812    $  88,440,137
    Undistributed (distributions in excess of) net
       investment income                                              126,727           63,689               --               --
    Accumulated net realized gain (loss) from
       security transactions and foreign
       currency transactions                                          375,412          530,915       12,288,617        7,037,967
    Unrealized appreciation (depreciation) on investments           3,567,307        2,071,628       68,482,843       44,779,592
    Unrealized appreciation (depreciation) on foreign
       currency transactions                                               --               --               --               --
                                                                -------------    -------------    -------------    -------------

                                                                $  19,303,515    $  12,112,363    $ 172,400,272    $ 140,257,696
                                                                =============    =============    =============    =============

CAPITAL TRANSACTIONS IN SHARES:
    Sold                                                              448,452          359,829          661,412        1,156,108
    Reinvested distributions                                           45,564           30,798          152,481          198,041
    Redeemed                                                         (184,825)        (138,578)        (760,107)      (1,081,277)
                                                                -------------    -------------    -------------    -------------

Net increase (decrease)                                               309,191          252,049           53,786          272,872
                                                                =============    =============    =============    =============


           REGIONAL                          MID CAP                         INTERNATIONAL                       SMALL CAP
          GROWTH FUND                      GROWTH FUND                        GROWTH FUND                       GROWTH FUND
------------------------------    ------------------------------    ------------------------------    -----------------------------
  YEAR ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
    JUNE 30,        JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,        JUNE 30,
     2000             1999             2000             1999             2000             1999             2000            1999
-------------    -------------    -------------    -------------    -------------    -------------    -------------   -------------
($      7,387)   ($      2,333)   ($  2,814,744)   ($  1,585,981)   ($    540,086)   ($    339,030)   ($    852,295)  ($    493,500)
       75,289         (111,164)     130,733,235       25,382,637        8,621,857        2,669,179        8,186,994      (3,899,846)

      366,960        1,187,711      124,287,559       (2,614,204)      20,277,109        2,467,482       63,935,065       6,980,637
           --               --               --               --       (1,786,833)          75,709               --              --

           --               --               --               --            9,112            1,383               --              --
-------------    -------------    -------------    -------------    -------------    -------------    -------------   -------------


      434,862        1,074,214      252,206,050       21,182,452       26,581,159        4,874,723       71,269,764       2,587,291
-------------    -------------    -------------    -------------    -------------    -------------    -------------   -------------

           --          (12,000)              --               --       (1,100,000)        (284,000)              --              --
           --               --      (30,425,000)     (59,500,000)      (6,300,000)      (5,500,000)              --      (7,700,000)
-------------    -------------    -------------    -------------    -------------    -------------    -------------   -------------

            0          (12,000)     (30,425,000)     (59,500,000)      (7,400,000)      (5,784,000)               0      (7,700,000)
-------------    -------------    -------------    -------------    -------------    -------------    -------------   -------------

      638,297        3,331,498      161,654,024      430,451,763      125,192,358       74,962,278      109,971,768      27,461,865
           --           11,188       29,067,295       56,956,588        7,152,503        5,530,038                0       7,467,439
   (2,013,527)      (1,863,065)    (221,205,810)    (478,075,695)     (78,599,135)     (84,321,667)     (40,946,523)    (36,954,369)
-------------    -------------    -------------    -------------    -------------    -------------    -------------   -------------


   (1,375,230)       1,479,621      (30,484,491)       9,332,656       53,745,726       (3,829,351)      69,025,245      (2,025,065)
-------------    -------------    -------------    -------------    -------------    -------------    -------------   -------------

     (940,368)       2,541,835      191,296,559      (28,984,892)      72,926,885       (4,738,628)     140,295,009      (7,137,774)

    7,523,608        4,981,773      375,342,578      404,327,470       94,982,220       99,720,848       50,334,597      57,472,371
-------------    -------------    -------------    -------------    -------------    -------------    -------------   -------------
$   6,583,240    $   7,523,608    $ 566,639,137    $ 375,342,578    $ 167,909,105    $  94,982,220    $ 190,629,606   $  50,334,597
=============    =============    =============    =============    =============    =============    =============   =============

$   4,625,112    $   6,007,729    $ 214,785,628    $ 212,221,226    $ 113,211,541    $  59,465,815    $ 106,417,013   $  37,762,700

           --               --               --               --       (1,087,580)         552,506               --              --


       (9,217)         (84,506)      89,128,868       24,684,270        1,635,093        1,100,069        3,805,785      (3,899,846)
    1,967,345        1,600,385      262,724,641      138,437,082       54,147,564       33,870,455       80,406,808      16,471,743

           --               --               --               --            2,487           (6,625)              --              --
-------------    -------------    -------------    -------------    -------------    -------------    -------------   -------------

$   6,583,240    $   7,523,608    $ 566,639,137    $ 375,342,578    $ 167,909,105    $  94,982,220    $ 190,629,606   $  50,334,597
=============    =============    =============    =============    =============    =============    =============   =============


       48,379          289,865        9,240,241       31,884,953        5,092,809        4,137,747        3,173,013       1,551,586
           --              979        1,590,961        4,770,255          292,775          317,635               --         509,720
     (149,217)        (162,044)     (12,602,557)     (35,369,826)      (3,325,438)      (4,605,179)      (1,317,136)     (2,131,506)
-------------    -------------    -------------    -------------    -------------    -------------    -------------   -------------

     (100,838)         128,800       (1,771,355)       1,285,382        2,060,146         (149,797)       1,855,877         (70,200)
=============    =============    =============    =============    =============    =============    =============   =============

           See accompanying notes to financial statements on page 54.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                       SCIENCE AND
                                                                        TECHNOLOGY                     DEVELOPING MARKETS
                                                                        GROWTH FUND                        GROWTH FUND
                                                               ------------------------------    ------------------------------
                                                                YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                                  JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,
                                                                    2000             1999             2000             1999
                                                               -------------    -------------    -------------    -------------
OPERATIONS:
    Net investment income (loss)                               ($    235,083)   ($     63,669)   ($     70,752)   ($      5,540)
    Net realized gain (loss) on investments                          971,751         (316,306)       1,521,891       (2,762,417)
    Net change in unrealized appreciation
       (depreciation) on investments                              18,189,694        2,941,239        2,157,662        3,644,737
    Net realized gain (loss) on foreign currency transactions             --               --           (8,215)         (33,292)
    Net change in unrealized appreciation (depreciation) on
       foreign currency transactions                                      --               --            1,592             (726)
                                                               -------------    -------------    -------------    -------------

       Net increase (decrease) in net assets resulting from
         operations                                               18,926,362        2,561,264        3,602,178          842,762
                                                               -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                                 --               --               --               --
    Net realized gains on investments                                     --               --               --               --
                                                               -------------    -------------    -------------    -------------

       Total distributions                                                 0                0                0                0
                                                               -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold                                     19,713,760        9,619,464        7,997,732       11,372,665
    Reinvested distributions                                              --               --               --               --
    Payments for shares redeemed                                  (6,661,063)      (2,845,402)      (8,261,866)     (12,382,569)
                                                               -------------    -------------    -------------    -------------

       Increase (decrease) in net assets from
         capital share transactions                               13,052,697        6,774,062         (264,134)      (1,009,904)
                                                               -------------    -------------    -------------    -------------

         Total increase in net assets                             31,979,059        9,335,326        3,338,044         (167,142)
NET ASSETS
    Beginning of period                                           14,193,665        4,858,339       11,337,746       11,504,888
                                                               -------------    -------------    -------------    -------------
    End of period                                              $  46,172,724    $  14,193,665    $  14,675,790    $  11,337,746
                                                               =============    =============    =============    =============
NET ASSETS CONSIST OF:
    Capital (par value and paid-in surplus)                    $  23,912,521    $  10,948,570    $  11,908,818    $  12,251,919
    Undistributed (distributions in excess of) net
       investment income                                                  --               --               --               --
    Accumulated net realized gain (loss) from
       security transactions and foreign
       currency transactions                                         464,176         (361,238)      (2,176,093)      (3,697,984)
    Unrealized appreciation (depreciation) on investments         21,796,027        3,606,333        4,943,062        2,785,400
    Unrealized appreciation (depreciation) on foreign
       currency transactions                                              --               --                3           (1,589)
                                                               -------------    -------------    -------------    -------------

                                                               $  46,172,724    $  14,193,665    $  14,675,790    $  11,337,746
                                                               =============    =============    =============    =============

CAPITAL TRANSACTIONS IN SHARES:
    Sold                                                             693,056          733,282          651,095        1,343,413
    Reinvested distributions                                              --               --               --               --
    Redeemed                                                        (241,913)        (213,983)        (694,347)      (1,479,311)
                                                               -------------    -------------    -------------    -------------

Net increase (decrease)                                              451,143          519,299          (43,252)        (135,898)
                                                               =============    =============    =============    =============

           See accompanying notes to financial statements on page 54.
52

                  This page has been left blank intentionally.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Sit Mutual Funds are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. The Sit Developing Markets Growth, Sit Small Cap Growth, Sit International Growth, Sit Balanced, Sit Regional, and Sit Science and Technology Growth Funds are series funds of Sit Mutual Funds, Inc.

This report covers the equity funds of the Sit Mutual Funds (the Funds). The investment objective for each Fund is as follows:

    ------------------------------- --------------------------------------------
               FUND                            INVESTMENT OBJECTIVE
    ------------------------------- --------------------------------------------
    Large Cap Growth                Maximize long-term capital appreciation.
    ------------------------------- --------------------------------------------
    Mid Cap Growth                  Maximize long-term capital appreciation.
    ------------------------------- --------------------------------------------
    Small Cap Growth                Maximize long-term capital appreciation.
    ------------------------------- --------------------------------------------
    Balanced                        Long-term capital growth consistent with
                                    the preservation of principal and to provide
                                    regular income.
    ------------------------------- --------------------------------------------
    International Growth            Long-term capital growth.
    ------------------------------- --------------------------------------------
    Developing Markets Growth       Maximize long-term capital appreciation.
    ------------------------------- --------------------------------------------
    Regional Growth                 Maximize long-term capital appreciation.
    ------------------------------- --------------------------------------------
    Science and Technology Growth   Maximize long-term capital appreciation.
    ------------------------------- --------------------------------------------

Pursuant to a Plan of Reorganization, on July 14, 2000 the Large Cap Growth Fund acquired all of the assets of Regional Growth Fund in exchange for shares of common stock of the Large Cap Growth Fund.

Significant accounting policies followed by the Funds are summarized below:

INVESTMENTS IN SECURITIES

Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available at the last reported bid price. The sale and bid prices are obtained from independent pricing services. Debt securities maturing more than 60 days are priced by an independent pricing service. When market quotations are not readily available, or securities can not be valued by the pricing service, securities are valued at fair value as determined in good faith using procedures established by the Board of Directors, which may include dealer supplied valuations. Debt securities maturing in less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date or upon the receipt of ex-dividend notification in the case of certain foreign securities. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

ILLIQUID SECURITIES

Each Fund currently limits investments in illiquid securities to 15% of net assets. At June 30, 2000, there were no securities held by the Funds deemed illiquid by the investment adviser. Pursuant to the guidelines adopted by the Board of Directors, certain unregistered securities are determined to be liquid and are not included within the limitation specified above.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

The market value of securities and other assets and liabilities denominated in foreign currencies for Developing Markets Growth Fund and International Growth Fund are translated daily into U.S. dollars at the closing rate of exchange. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Dividend and interest income includes currency exchange gains (losses) realized between the accrual and payment dates on such income. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions. For securities denominated in foreign currencies, the effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

The Developing Markets Growth and International Growth Funds may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation is determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

FEDERAL TAXES

The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (losses) were recorded by the Fund.

Undistributed net investment income and accumulated net realized gains (losses) from the Statement of Changes in Net Assets have been increased (decreased) by current permanent book-to-tax differences resulting in reclassification of additional paid-in capital as follows:

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                         Undistributed        Accumulated       Additional
                                          net invest.        net realized         paid-in
                                            income          gains (losses)        capital
                                            ------          --------------        -------
   Developing Markets Growth                  70,752              8,215            (78,967)
   Small Cap Growth                          852,295           (481,363)          (370,932)
   International Growth                    1,087,580           (494,097)          (593,483)
   Mid Cap Growth                          2,814,744        (35,863,637)        33,048,893
   Regional Growth                             7,387                 --             (7,387)
   Large Cap Growth                          473,600                 --           (473,600)
   Science and Technology Growth             235,083           (146,337)           (88,746)
   Balanced                                       88                (88)                --

Included in the Mid Cap Growth Fund adjustment is $35,728,071 related to an in-kind distribution.

For federal income tax purposes the Developing Markets Growth Fund has a capital loss carryover of $2,176,093 at June 30, 2000 which, if not offset by subsequent capital gains, will begin to expire in 2007. It is unlikely tha t the Board of Directors will authorize a distribution of net realized gains until the available capital loss carryovers are offset or expire.

DISTRIBUTIONS

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds' capital stock. Distributions from net investment income, if any, are declared and paid quarterly for the Balanced Fund and declared and paid annually for Regional Growth, Science and Technology Growth, Developing Markets Growth, Small Cap Growth, International Growth, Mid Cap Growth, and Large Cap Growth Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

CONCENTRATION OF INVESTMENTS

The Developing Markets Growth Fund may concentrate investments in countries with limited or developing capital markets which may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income it generates, as well as the Fund's ability to repatriate such amounts.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.

NOTE 2 - INVESTMENT SECURITY TRANSACTIONS

Purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the period ended June 30, 2000, were as follow:

                                              Purchases ($)      Proceeds ($)
                                              -------------      ------------

   Large Cap Growth Fund                        72,943,335         72,762,388
   Mid Cap Growth Fund                         286,680,496        362,211,050
   Small Cap Growth Fund                        76,950,096         37,537,162
   Balanced Fund                                13,524,028          9,201,668
   International Growth Fund                    68,891,096         38,748,397
   Developing Markets Growth Fund                5,780,578          6,458,067
   Regional Growth Fund                          1,451,405          3,417,291
   Science and Technology Growth Fund           18,489,202          7,774,287

NOTE 3 - EXPENSES

INVESTMENT ADVISER

The Funds each have entered into an investment management agreement with Sit Investment Associates, Inc. (SIA), under which SIA manages the Funds' assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

                                             Contractual     Net of Adviser's
                                             Management       Voluntary Fee
                                                 Fee              Waiver
                                                 ---              ------

   Large Cap Growth Fund                        1.00%             1.00%
   Mid Cap Growth Fund                          1.25%             1.00%
   Small Cap Growth Fund                        1.50%             1.50%
   Balanced Fund                                1.00%             1.00%
   International Growth Fund                    1.85%             1.50%
   Developing Markets Growth Fund               2.00%             2.00%
   Regional Growth Fund                         1.25%             1.00%
   Science and Technology Growth Fund           1.50%             1.25%

SIA is obligated to pay all of the Funds' expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions and other transaction charges relating to investing activities).

For the period November 1, 1996 through December 31, 2000 the Adviser has agreed to limit the management fee (and, thereby, all Fund expenses, except those not payable by the Fund as set forth above) of the Mid Cap Growth Fund to 1.00%

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

of the Fund's average daily net assets. For the period January 1, 1994 through December 31, 2000, the Adviser has agreed to limit the management fee (and, thereby, all Fund expenses, except those not payable by the Fund as set forth above) of the International Growth Fund to 1.50% of the Fund's average daily net assets. For the period January 1, 1998 through December 31, 2000 the Adviser has agreed to limit the management fee (and, thereby, all fund expenses, except those not payable by the Fund as set forth above) of the Regional Growth and Science and Technology Growth Fund to 1.00% and 1.25%, respectively, of the Fund's average daily net assets. After December 31, 2000, these voluntary fee waivers may be discontinued by the Adviser in its sole discretion. During the period ended June 30, 2000, for the Mid Cap Growth, International Growth, Regional Growth, and Science and Technology Growth Funds, SIA voluntarily absorbed an additional $1,209,620, $467,953, $17,727 and $68,292, respectively, in expenses that were otherwise payable by the Funds.

As of June 30, 2000, the Large Cap Growth Fund, International Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Regional Growth Fund, Science and Technology Growth Fund, Developing Markets Growth Fund, and Balanced Fund had invested $4,721,000, $18,295,000, $25,031,000, $33,983,000, $775,000,
$2,459,000, $1,500,000, and $3,011,000, respectively, in the Sit Money Market Fund. The terms of such transactions were identical to those of non-related entities except that, to avoid duplicate investment advisory fees, SIA remits to each Fund an amount equal to all fees otherwise due to them under their investment management agreement for the assets invested in the Sit Money Market Fund.

INVESTMENT SUB-ADVISER

SIA has entered into a sub-advisory arrangement with an affiliated international investment adviser, Sit/Kim International Investment Associates, Inc. ("SKI"). SKI provides investment research information and portfolio management service for the Developing Markets Growth Fund and International Growth Fund. Generally, as compensation for its services under the sub-advisory agreement, SIA pays SKI a monthly fee of 1/12 of .75% (.65% net of waiver for the International Growth
Fund) on the first $100 million of each Fund's average daily net assets, 1/12 of .50% on the next $100 million of average daily net assets and 1/12 of .40% of average daily net assets in excess of $200 million. SKI has agreed to waive any fees under the agreement to the extent that cumulative out of pocket expenses of each Fund borne by SIA exceed the cumulative fees received by SIA pursuant to each Fund's investment management agreement. In accordance with the Agreement, fees of $919,475 were paid or payable to SKI for the year ended June 30, 2000.

TRANSACTIONS WITH AFFILIATES

The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of June 30, 2000:

                                                                   % Shares
                                                 Shares           Outstanding
                                                 ------           -----------
   Large Cap Growth Fund                          488,252            18.03
   Mid Cap Growth Fund                          4,543,858            18.90
   Small Cap Growth Fund                        1,049,772            22.77
   Balanced Fund                                  149,514            14.86
   International Growth Fund                    1,474,109            20.70
   Developing Markets Growth Fund                 194,534            17.80
   Regional Growth Fund                           106,154            22.57
   Science and Technology Growth Fund             281,645            20.36

SIT BALANCED FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                   Years Ended June 30,
                                                        ----------------------------------------------------------------------
                                                               2000          1999          1998          1997          1996
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                      $  17.38      $  16.68      $  14.93      $  12.57      $  10.99
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income                                        0.40           .32           .34           .33           .30
    Net realized and unrealized gains
       (losses) on investments                                   2.51          1.45          2.99          2.42          1.57
------------------------------------------------------------------------------------------------------------------------------
Total from operations                                            2.91          1.77          3.33          2.75          1.87
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                   (.37)         (.31)         (.35)         (.32)         (.29)
    From realized gains                                          (.74)         (.76)        (1.23)         (.07)           --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                             (1.11)        (1.07)        (1.58)         (.39)         (.29)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                            $  19.18      $  17.38      $  16.68      $  14.93      $  12.57
------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                     17.28%        11.25%        23.95%        22.42%        17.26%
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                  $ 19,304      $ 12,112      $  7,422      $  5,103      $  4,062

RATIOS:
    Expenses to average daily net assets                         1.00%         1.00%         1.00%         1.00%         1.00%
    Net investment income to average daily net assets            2.34%         2.01%         2.20%         2.48%         2.61%
Portfolio turnover rate (excluding short-term securities)       68.22%        89.37%        62.62%        38.16%       101.37%

-------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

SIT LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                      Years Ended June 30,
                                                         ------------------------------------------------------------------------
                                                                  2000          1999          1998          1997          1996
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                        $   52.84     $   49.34     $   40.39     $   32.75     $   28.38
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income                                           (.18)         (.04)          .02           .07           .04
    Net realized and unrealized gains
       (losses) on investments                                     14.41          6.96         13.17         10.02          6.61
---------------------------------------------------------------------------------------------------------------------------------
Total from operations                                              14.23          6.92         13.19         10.09          6.65
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                        --          (.01)         (.07)         (.03)         (.04)
    From realized gains                                            (3.41)        (3.41)        (4.17)        (2.42)        (2.24)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                (3.41)        (3.42)        (4.24)        (2.45)        (2.28)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                              $   63.66     $   52.84     $   49.34     $   40.39     $   32.75
---------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                        27.75%        15.10%        35.33%        32.36%        24.48%
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                    $ 172,400     $ 140,258     $ 117,496     $  72,226     $  53,017

RATIOS:
    Expenses to average daily net assets                            1.00%         1.00%         1.00%         1.00%(2)      1.00%(2)
    Net investment income (loss) to average daily net assets       (0.31%)       (0.09%)        0.06%         0.20%(2)      0.14%(2)
Portfolio turnover rate (excluding short-term securities)          48.95%        70.51%        43.61%        32.23%        49.99%

------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) During the years ended June 30, 1997 and 1996, the investment adviser voluntarily absorbed $50,548 and $110,099, respectively, in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.08% and 1.23% for the years ended June 30, 1997 and 1996, respectively, and the ratio of net investment income(loss) to average daily net assets would have been 0.11% and (.09%), respectively.

SIT REGIONAL GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                              Six Months
                                                                 Years Ended June 30,           Ended
                                                         --------------------------------      June 30,
                                                                2000             1999            1998
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                       $ 13.17          $ 11.26          $ 10.00
---------------------------------------------------------------------------------------------------------
Operations:
    Net investment income (loss)                                 (.02)            (.01)             .02
    Net realized and unrealized gains
       on investments                                             .85             1.94             1.24
---------------------------------------------------------------------------------------------------------
Total from operations                                             .83             1.93             1.26
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                     --             (.02)              --
    From realized gains                                            --               --               --
---------------------------------------------------------------------------------------------------------
Total distributions                                               .00             (.02)             .00
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                             $ 14.00          $ 13.17          $ 11.26
---------------------------------------------------------------------------------------------------------
Total investment return (1)                                      6.30%           17.21%           12.60%
---------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                   $ 6,583          $ 7,524          $ 4,982

RATIOS:
    Expenses to average daily net assets                         1.00% (2)        1.00% (2)        1.00%(2)
    Net investment income to average net assets                 (0.10%)(2)       (0.04%)(2)        0.44%(2)
Portfolio turnover rate (excluding short-term securities)       21.46%           68.71%           19.71%

-------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for period ended June 30, 1998 are adjusted to an annual rate. Total Fund expenses are contractually limited to 1.25% of average daily net assets. However, during the periods ended June 30, 2000, 1999 and 1998, the investment adviser voluntarily absorbed $17,727, $14,845 and $3,611, respectively, in expenses that were otherwise payable by the Fund. Had the fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.25% for the periods ended June 30, 2000, 1999 and 1998, and the ratio of net investment income (loss) to average daily net assets would have been (0.35%), (0.29%) and 0.19%, respectively.

SIT MID CAP GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                      Years Ended June 30,
                                                          -------------------------------------------------------------------------
                                                                2000           1999           1998           1997           1996
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                       $  14.54       $  16.49       $  15.43       $  15.58       $  13.00
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income (loss)                                  (.12)          (.06)          (.07)          (.03)          (.04)
    Net realized and unrealized gains
       (losses) on investments                                   10.38            .65           3.15           2.50           4.07
-----------------------------------------------------------------------------------------------------------------------------------
Total from operations                                            10.26            .59           3.08           2.47           4.03
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                      --             --             --             --             --
    From realized gains                                          (1.23)         (2.54)         (2.02)         (2.62)         (1.45)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                              (1.23)         (2.54)         (2.02)         (2.62)         (1.45)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                             $  23.57       $  14.54       $  16.49       $  15.43       $  15.58
-----------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                      73.01%          6.94%         22.19%         17.23%         33.00%
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                   $566,639       $375,343       $404,327       $386,543       $356,317

RATIOS:
    Expenses to average daily net assets                          1.00% (2)      1.00% (2)      1.00% (2)      0.92% (2)      0.77%
    Net investment income (loss) to average daily net assets     (0.58%)(2)     (0.46%)(2)     (0.41%)(2)     (0.20%)(2)     (0.23%)
Portfolio turnover rate (excluding short-term securities)        62.21%         68.62%         52.62%         38.66%         50.38%

------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Effective November 1, 1996, total Fund expenses are contractually limited to 1.25% of average daily net assets. However, during the years ended June 30, 2000, 1999, 1998 and 1997, the investment adviser voluntarily absorbed $1,209,620, $865,657, $1,004,074, and $609,840, respectively, in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.25%, 1.25%, 1.25%, and 1.09% for the the years ended June 30, 2000,
      1999, 1998 and 1997, respectively, and the ratio of net investment income
      (loss) to average daily net assets would have been (0.83%), (0.71%), (0.66%), and (0.37%), respectively.

SIT INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                      Years Ended June 30,
                                                         ------------------------------------------------------------------------
                                                               2000           1999           1998           1997          1996
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                      $  18.77       $  19.14       $  18.57       $  16.29      $  15.71
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income (loss)                                 (.04)          (.07)           .02            .01           .02
    Net realized and unrealized gains
       on investments                                            6.36            .84           1.25           2.70          1.50
---------------------------------------------------------------------------------------------------------------------------------
Total from operations                                            6.32            .77           1.27           2.71          1.52
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                   (.23)          (.06)          (.03)          (.01)         (.09)
    From realized gains                                         (1.28)         (1.08)          (.67)          (.42)         (.85)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                             (1.51)         (1.14)          (.70)          (.43)         (.94)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                            $  23.58       $  18.77       $  19.14       $  18.57      $  16.29
---------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                     33.38%          4.51%          7.50%         17.04%        10.21%
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                  $167,909       $ 94,982       $ 99,721       $ 99,279      $ 88,712

RATIOS:
    Expenses to average daily net assets                         1.50% (2)      1.50% (2)      1.50%(2)       1.50%(2)      1.50%(2)
    Net investment income (loss) to average daily net assets    (0.40%)(2)     (0.37%)(2)      0.12%(2)       0.05%(2)      0.13%(2)
Portfolio turnover rate (excluding short-term securities)       30.61%         45.91%         43.74%         41.59%        38.55%

------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Total Fund expenses are contractually limited to 1.85% of average daily net assets. However, during the years ended June 30, 2000, 1999, 1998, 1997, and 1996, the investment adviser voluntarily absorbed $467,953, $325,038, $338,651, $306,575, and $269,556, respectively, in expenses that were otherwise payable by the fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.85% for the years ended June 30, 2000, 1999, 1998, 1997, and 1996, and the ratio of net investment income (loss) to average daily net assets would have been (0.75%), (0.72%), (0.23%), (0.30%), and (0.22%), respectively.

SIT SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                      Years Ended June 30,
                                                           ----------------------------------------------------------------------
                                                                  2000          1999          1998          1997          1996
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                         $  18.28      $  20.35      $  18.89      $  19.27      $  13.49
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment loss                                             (.18)         (.18)         (.17)         (.14)         (.11)
    Net realized and unrealized gains
       on investments                                              23.25          1.20          2.31           .57          6.03
---------------------------------------------------------------------------------------------------------------------------------
Total from operations                                              23.07          1.02          2.14           .43          5.92
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From realized gains                                               --         (3.09)         (.68)         (.81)         (.14)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   --         (3.09)         (.68)         (.81)         (.14)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                               $  41.35      $  18.28      $  20.35      $  18.89      $  19.27
---------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                       126.20%         8.77%        11.70%         2.37%        44.13%
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                     $190,630      $ 50,335      $ 57,472      $ 58,358      $ 50,846

RATIOS:
    Expenses to average daily net assets                            1.50%         1.50%         1.50%         1.50%         1.50%
    Net investment income (loss) to average daily net assets       (0.83%)       (1.08%)       (0.72%)       (0.81%)       (0.91%)
Portfolio turnover rate (excluding short-term securities)          39.31%        71.84%        79.54%        58.39%        69.92%

-------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

SIT SCIENCE AND TECHNOLOGY GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                               Six Months
                                                                 Years Ended June 30,            Ended
                                                           ------------------------------       June 30,
                                                                2000             1999             1998
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                       $ 15.23          $ 11.77          $ 10.00
---------------------------------------------------------------------------------------------------------
Operations:
    Net investment income (loss)                                 (.17)            (.07)            (.01)
    Net realized and unrealized gains
       on investments                                           18.32             3.53             1.78
---------------------------------------------------------------------------------------------------------
Total from operations                                           18.15             3.46             1.77
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                     --               --               --
    From realized gains                                            --               --               --
---------------------------------------------------------------------------------------------------------
Total distributions                                               .00              .00              .00
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                             $ 33.38          $ 15.23          $ 11.77
---------------------------------------------------------------------------------------------------------
Total investment return (1)                                    119.17%           29.40%           17.70%
---------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                   $46,173          $14,194          $ 4,858

RATIOS:
    Expenses to average daily net assets                         1.25% (2)        1.25% (2)        1.25% (2)
    Net investment income to average net assets                 (0.86%)(2)       (0.72%)(2)       (0.21%)(2)
Portfolio turnover rate (excluding short-term securities)       29.60%           58.29%           19.37%

-------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for period ended June 30, 1998 are adjusted to an annual rate. Total Fund expenses are contractually limited to 1.50% of average daily net assets. However, during the periods ended June 30, 2000, 1999 and 1998, the investment adviser voluntarily absorbed $68,292, $22,008 and $4,655, respectively, in expenses that were otherwise payable by the Fund. Had the fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.50% for the periods ended June 30, 2000, 1999 and 1998, and the ratio of net investment income (loss) to average daily net assets would have been (1.11%), (0.97%) and (0.46%), respectively.

SIT DEVELOPING MARKETS GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                     Years Ended June 30,
                                                           ----------------------------------------------------------------
                                                                  2000         1999         1998         1997        1996
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                         $  9.98      $  9.05      $ 13.04      $ 10.95     $  9.41
---------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income (loss)                                   (.06)          --         (.06)         .03          --
    Net realized and unrealized gains
       (losses) on investments                                     3.51          .93        (3.92)        2.06        1.55
---------------------------------------------------------------------------------------------------------------------------
Total from operations                                              3.45          .93        (3.98)        2.09        1.55
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                       --           --         (.01)          --          --
    From realized gains                                              --           --           --           --        (.01)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  --           --         (.01)          --        (.01)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                               $ 13.43      $  9.98      $  9.05      $ 13.04     $ 10.95
---------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                       34.57%       10.28%      (30.52%)      19.09%      16.51%
---------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                     $14,676      $11,338      $11,505      $16,789     $ 8,646

RATIOS:
    Expenses to average daily net assets                           2.00%        2.00%        2.00%        2.00%       2.00%
    Net investment income (loss) to average daily net assets      (0.55%)      (0.05%)      (0.52%)       0.32%       0.06%
Portfolio turnover rate (excluding short-term securities)         49.25%       98.24%       53.36%       65.88%      46.22%

-------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------


The Board of Directors and Shareholders
Sit Large Cap Growth Fund, Inc.
Sit Mid Cap Growth Fund, Inc.
Sit Mutual Funds, Inc.:

      We have audited the accompanying statements of assets and liabilities, including the schedules of portfolios of investments in securities of Sit Balanced Fund (a series of Sit Mutual Funds, Inc.), Sit Large Cap Growth Fund, Inc., Sit Regional Growth Fund (a series of Sit Mutual Funds, Inc.), Sit Mid Cap Growth Fund, Inc., Sit International Growth Fund (a series of Sit Mutual Funds, Inc.), Sit Small Cap Growth Fund (a series of Sit Mutual Funds, Inc.), Sit Science and Technology Growth Fund (a series of Sit Mutual Funds, Inc.), and Sit Developing Markets Growth Fund (a series of Sit Mutual Funds, Inc.), as of June 30, 2000; the related statements of operations for the year then ended; the statements of changes in net assets for each of the years in the two-year period then ended; and the financial highlights as presented in note 4 to the financial statements. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.
      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
      In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Sit Balanced Fund, Sit Large Cap Growth Fund, Sit Regional Growth Fund, Sit Mid Cap Growth Fund, Sit International Growth Fund, Sit Small Cap Growth Fund, Sit Science and Technology Growth Fund, and Sit Developing Markets Growth Fund as of June 30, 2000 and the results of their operations, the changes in their net assets, and the financial highlights for the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

                                              KPMG LLP

Minneapolis, Minnesota
August 4, 2000

FEDERAL INCOME TAX INFORMATION
--------------------------------------------------------------------------------

   We are required by Federal tax regulations to provide shareholders with certain information regarding dividend distributions on an annual fiscal year basis. The figures are for informational purposes only and should not be used for reporting to federal or state revenue agencies. All necessary tax information will be mailed in January each year.

                                                                    LONG-TERM
                                                     ORDINARY        CAPITAL
FUND AND PAYABLE DATE                               INCOME (a)       GAIN (b)
-----------------------------------                 ---------       ---------

Large Cap Growth Fund
    December 7, 1999                                $ 0.00000       $ 3.40552
                                                    =========       =========

Mid Cap Growth Fund
    December 7, 1999                                $ 0.00000       $ 1.22922
                                                    =========       =========

Balanced Fund
    October 8, 1999                                 $ 0.09027              --
    December 7, 1999                                  0.09584       $ 0.74210
    April 11, 2000                                    0.09261              --
    July 11, 2000                                     0.11868              --
                                                    ---------       ---------
                                                    $ 0.39740(d)    $ 0.74210
                                                    =========       =========

International Growth Fund
    December 7, 1999                                $ 0.11261(c)    $ 1.39560
                                                    =========       =========

Regional Growth Fund
    July 13, 2000                                   $ 0.00537       $ 0.01678
                                                    =========       =========


(a) Includes distributions of short-term gains, if any, which are taxable as ordinary income.

(b)   Taxable as long-term gain.

(c) Taxable as dividend income and does not qualify for dividends-received deduction by corporations.

(d) Taxable as dividend income, 16.60% qualifying for dividends-received deduction by corporations.

ANNUAL REPORT STOCK FUNDS

Year Ended June 30, 2000


INVESTMENT ADVISER                        AUDITORS

Sit Investment Associates, Inc.           KPMG LLP
4600 Wells Fargo Center                   4200 Wells Fargo Center
Minneapolis, MN 55402                     Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580
                                          LEGAL COUNSEL

DISTRIBUTOR                               Dorsey & Whitney LLP
                                          220 South Sixth Street
SIA Securities Corp.                      Minneapolis, MN 55402
4600 Wells Fargo Center
Minneapolis, MN 55402
612-334-5888 (Metro Area)                 INVESTMENT SUB-ADVISER
800-332-5580
                                          (Developing Markets Growth Fund and
                                          International Growth Fund)
CUSTODIAN                                 Sit/Kim International Investments
                                            Associates, Inc.
The Northern Trust Company                4600 Wells Fargo Center
50 South LaSalle Street                   Minneapolis, MN 55402
Chicago, IL 60675                         612-334-5888 (Metro Area)
                                          800-332-5580

TRANSFER AGENT AND
DISBURSING AGENT

PFPC Inc.
P.O. BOX 5166
Westboro, MA 01581-5166



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